Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners of EquiTrust Life Variable Account

EquiTrust Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise EquiTrust Life Variable Account (the Separate Account), as of December 31, 2020, and the related statements of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, the results of its operations for the year then ended and changes in its net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinions

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1998.

Des Moines, Iowa

April 30, 2021

Appendix:

Subaccounts comprising EquiTrust Life Variable Account

Subaccounts

Product A & B

American Century VP Capital Appreciation Fund

American Century VP Inflation Protection Bond Fund

American Century VP Mid Cap Value Fund

American Century VP Ultra® Fund

American Century VP Value Fund

BNY Mellon Sustainable U.S. Equity Portfolio – Service Shares

BNY Mellon VIF Appreciation Portfolio – Initial Shares

BNY Mellon VIF Growth & Income Portfolio – Initial Shares

BNY Mellon VIF Opportunistic Small Cap Portfolio – Initial Shares

Calvert VP NASDAQ-100 Index Portfolio

Calvert VP Russell 2000 Small Cap Index Portfolio

Calvert VP S&P MidCap 400 Index Portfolio

Federated Hermes Government Money Fund II - Service Shares

Federated Hermes Managed Volatility Fund II - Primary Shares

Federated Hermes Quality Bond Fund II - Primary Shares

Fidelity® VIP Contrafund® Portfolio - Initial Class

Fidelity® VIP Growth & Income Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Initial Class

Fidelity® VIP High Income Portfolio - Service Class 2

Fidelity® VIP Index 500 Portfolio - Initial Class

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Fidelity® VIP Overseas Portfolio - Initial Class

Franklin Global Real Estate VIP Fund - Class 2

Franklin Mutual Shares VIP Fund - Class 2

Franklin Small Cap Value VIP Fund - Class 2

Franklin Small-Mid Cap Growth VIP Fund - Class 2

Franklin U.S. Government Securities VIP Fund - Class 2

Templeton Growth VIP Fund - Class 2

J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1

J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1

T. Rowe Price Equity Income Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Moderate Allocation Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price International Stock Portfolio

Product C

Calvert VP EAFE International Index Portfolio - Class F

Calvert VP NASDAQ-100 Index Portfolio

Calvert VP Russell 2000 Small Cap Index Portfolio - Class F

Calvert VP S&P MidCap 400 Index Portfolio - Class F

Columbia VP Small Cap Value Fund - Class 2

DWS International Growth VIP - Class A

Federated Hermes Government Money Fund II - Service Shares

Federated Hermes Managed Volatility Fund II - Primary Shares

Federated Hermes Quality Bond Fund II - Primary Shares

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP Growth Portfolio - Service Class 2

Fidelity® VIP High Income Portfolio - Service Class 2

Fidelity® VIP Index 500 Portfolio - Service Class 2

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Fidelity® VIP Real Estate Portfolio - Service Class 2

Franklin Mutual Shares VIP Fund - Class 2

Franklin Small Cap Value VIP Fund - Class 2

Franklin U.S. Government Securities VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 2

T. Rowe Price Equity Income Portfolio

T. Rowe Price International Stock Portfolio

2

EquiTrust Life Variable Account

Statements of Assets and Liabilities

December 31, 2020

		Net assets		Investments in mutual funds
Subaccount	Investments in shares of mutual funds, at fair value	Accumulation units	Total net assets	Cost	Shares owned	Accumulation units outstanding
Product A & B
American Century VP Capital Appreciation Fund	$376,121	$376,121	$376,121	$263,998	19,518.50	7,177.23
American Century VP Inflation Protection Bond Fund	28,246	28,246	28,246	27,476	2,542.38	1,801.31
American Century VP Mid Cap Value Fund	7,228	7,228	7,228	6,569	351.92	239.35
American Century VP Ultra® Fund	346,594	346,594	346,594	197,442	12,612.59	6,601.09
American Century VP Value Fund	141,474	141,474	141,474	114,289	12,665.51	6,214.57
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	122,811	122,811	122,811	94,009	2,638.84	3,895.42
BNY Mellon VIF Appreciation Portfolio - Initial Shares	666,273	666,273	666,273	536,164	14,121.93	15,550.39
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	181,731	181,731	181,731	138,145	5,093.34	5,716.94
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	487,117	487,117	487,117	396,626	9,809.04	14,262.51
Calvert VP NASDAQ-100 Index Portfolio	604,835	604,835	604,835	253,899	4,930.58	8,367.63
Calvert VP Russell 2000 Small Cap Index Portfolio	192,175	192,175	192,175	162,644	2,137.18	4,460.41
Calvert VP S&P MidCap 400 Index Portfolio	192,287	192,287	192,287	160,066	1,594.82	3,869.57
Federated Hermes Government Money Fund II - Service Shares	232,091	232,091	232,091	232,091	232,091.11	24,422.58
Federated Hermes Managed Volatility Fund II - Primary Shares	674,552	674,552	674,552	647,331	60,825.21	39,137.02
Federated Hermes Quality Bond Fund II - Primary Shares	819,344	819,344	819,344	768,556	69,318.47	61,999.40
Fidelity® VIP Contrafund® Portfolio - Initial Class	930,603	930,603	930,603	648,744	19,319.14	15,885.78
Fidelity® VIP Growth & Income Portfolio - Initial Class	242,060	242,060	242,060	211,073	10,825.59	7,517.55
Fidelity® VIP Growth Portfolio - Initial Class	492,960	492,960	492,960	292,182	4,786.02	9,900.62
Fidelity® VIP High Income Portfolio - Service Class 2	443,175	443,175	443,175	463,925	87,067.76	15,168.42
Fidelity® VIP Index 500 Portfolio - Initial Class	706,548	706,548	706,548	371,485	1,901.42	17,634.31
Fidelity® VIP Mid Cap Portfolio - Service Class 2	602,849	602,849	602,849	509,509	16,166.52	10,841.51
Fidelity® VIP Overseas Portfolio - Initial Class	209,345	209,345	209,345	160,404	7,893.86	7,450.01
Franklin Global Real Estate VIP Fund - Class 2	220,656	220,656	220,656	230,491	15,528.23	11,080.12
Franklin Mutual Shares VIP Fund - Class 2	190,226	190,226	190,226	210,704	11,466.33	7,546.18
Franklin Small Cap Value VIP Fund - Class 2	296,054	296,054	296,054	323,765	20,417.55	6,647.61
Franklin Small-Mid Cap Growth VIP Fund - Class 2	277,804	277,804	277,804	203,104	12,020.93	5,851.38
Franklin U.S. Government Securities VIP Fund - Class 2	331,133	331,133	331,133	337,598	27,411.69	21,172.07
Templeton Growth VIP Fund - Class 2	172,031	172,031	172,031	180,976	15,401.20	7,928.25
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	367,757	367,757	367,757	341,615	33,770.15	7,226.02
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	170,690	170,690	170,690	141,410	7,079.64	3,994.75
T. Rowe Price Equity Income Portfolio	451,758	451,758	451,758	469,729	17,236.09	12,939.88
T. Rowe Price Mid-Cap Growth Portfolio	377,621	377,621	377,621	304,210	11,282.38	3,851.08

See accompanying notes, including note 6 which includes per unit information.

3

EquiTrust Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2020

		Net assets		Investments in mutual funds
Subaccount	Investments in shares of mutual funds, at fair value	Accumulation units	Total net assets	Cost	Shares owned	Accumulation units outstanding
T. Rowe Price Moderate Allocation Portfolio	$597,633	$597,633	$597,633	$530,246	26,074.74	14,828.41
T. Rowe Price New America Growth Portfolio	444,816	444,816	444,816	341,797	11,215.75	7,276.97
T. Rowe Price International Stock Portfolio	453,651	453,651	453,651	392,149	26,560.36	19,858.26
Product C
Calvert VP EAFE International Index Portfolio - Class F	$6,591	$6,591	$6,591	$6,320	70.42	703.56
Calvert VP NASDAQ-100 Index Portfolio	8,218	8,218	8,218	6,403	66.99	415.05
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	2,003	2,003	2,003	1,695	22.37	64.83
Calvert VP S&P MidCap 400 Index Portfolio - Class F	109,149	109,149	109,149	97,957	901.98	5,967.72
Columbia VP Small Cap Value Fund - Class 2	67,171	67,171	67,171	63,289	4,182.49	2,921.05
DWS International Growth VIP - Class A	765	765	765	555	43.35	35.21
Federated Hermes Government Money Fund II - Service Shares	1,690	1,690	1,690	1,690	1,689.65	163.41
Federated Hermes Managed Volatility Fund II - Primary Shares	162	162	162	151	14.62	13.44
Federated Hermes Quality Bond Fund II - Primary Shares	117,908	117,908	117,908	108,798	9,975.30	8,197.22
Fidelity® VIP Contrafund® Portfolio - Service Class 2	120,837	120,837	120,837	84,548	2,585.86	3,255.47
Fidelity® VIP Growth Portfolio - Service Class 2	129,717	129,717	129,717	84,443	1,289.69	2,776.52
Fidelity® VIP High Income Portfolio - Service Class 2	62,720	62,720	62,720	64,749	12,322.27	3,207.96
Fidelity® VIP Index 500 Portfolio - Service Class 2	12,258	12,258	12,258	9,847	33.43	329.46
Fidelity® VIP Mid Cap Portfolio - Service Class 2	69,750	69,750	69,750	58,147	1,870.47	2,417.45
Fidelity® VIP Real Estate Portfolio - Service Class 2	41,280	41,280	41,280	43,172	2,412.64	1,842.74
Franklin Mutual Shares VIP Fund - Class 2	140,462	140,462	140,462	153,802	8,466.68	9,159.83
Franklin Small Cap Value VIP Fund - Class 2	8,129	8,129	8,129	8,215	560.65	293.27
Franklin U.S. Government Securities VIP Fund - Class 2	109,963	109,963	109,963	110,846	9,102.92	7,876.58
Templeton Global Bond VIP Fund - Class 2	42,910	42,910	42,910	50,219	3,104.94	3,955.64
T. Rowe Price Equity Income Portfolio	23,663	23,663	23,663	23,929	902.82	917.52
T. Rowe Price International Stock Portfolio	174,083	174,083	174,083	155,134	10,192.21	9,145.17

See accompanying notes, including note 6 which includes per unit information.

4

EquiTrust Life Variable Account

Statements of Operations

Year Ended December 31, 2020

	Income	Expenses		Realized gain (loss) on investments
Subaccount	Dividends	Mortality and expense risk	Net investment income (loss)	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations
Product A & B
American Century VP Capital Appreciation Fund	$-	$(2,634)	$(2,634)	$4,306	$31,825	$36,131	$76,531	$110,028
American Century VP Inflation Protection Bond Fund	429	(235)	194	(83)	-	(83)	2,127	2,238
American Century VP Mid Cap Value Fund	112	(53)	59	5	-	5	220	284
American Century VP Ultra® Fund	-	(2,420)	(2,420)	5,942	22,112	28,054	91,280	116,914
American Century VP Value Fund	2,945	(1,082)	1,863	5,679	2,845	8,524	(5,588)	4,799
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	1,012	(966)	46	(1,165)	1,355	190	21,685	21,921
BNY Mellon VIF Appreciation Portfolio - Initial Shares	4,577	(5,271)	(694)	(13,003)	46,516	33,513	96,947	129,766
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,197	(1,399)	(202)	8,552	11,397	19,949	15,240	34,987
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	2,556	(3,483)	(927)	18,340	-	18,340	55,552	72,965
Calvert VP NASDAQ-100 Index Portfolio	2,331	(5,075)	(2,744)	144,904	18,116	163,020	62,325	222,601
Calvert VP Russell 2000 Small Cap Index Portfolio	1,622	(1,587)	35	4,403	9,073	13,476	10,505	24,016
Calvert VP S&P MidCap 400 Index Portfolio	2,207	(1,614)	593	12,173	6,475	18,648	(8,429)	10,812
Federated Hermes Government Money Fund II - Service Shares	278	(1,815)	(1,537)	-	-	-	-	(1,537)
Federated Hermes Managed Volatility Fund II - Primary Shares	18,476	(5,947)	12,529	(26,289)	-	(26,289)	2,576	(11,184)
Federated Hermes Quality Bond Fund II - Primary Shares	22,591	(7,332)	15,259	(234)	2,420	2,186	38,828	56,273
Fidelity® VIP Contrafund® Portfolio - Initial Class	2,210	(7,677)	(5,467)	47,973	4,942	52,915	147,989	195,437
Fidelity® VIP Growth & Income Portfolio - Initial Class	4,487	(1,887)	2,600	8,987	10,606	19,593	(6,738)	15,455
Fidelity® VIP Growth Portfolio - Initial Class	271	(3,541)	(3,270)	13,103	35,119	48,222	105,733	150,685
Fidelity® VIP High Income Portfolio - Service Class 2	21,203	(3,783)	17,420	(4,702)	-	(4,702)	(4,865)	7,853
Fidelity® VIP Index 500 Portfolio - Initial Class	10,853	(5,567)	5,286	44,030	2,052	46,082	51,131	102,499
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,129	(4,640)	(2,511)	(52,941)	-	(52,941)	108,499	53,047
Fidelity® VIP Overseas Portfolio - Initial Class	837	(1,917)	(1,080)	12,111	1,443	13,554	(16,748)	(4,274)
Franklin Global Real Estate VIP Fund - Class 2	6,701	(1,936)	4,765	4,566	21,528	26,094	(55,219)	(24,360)
Franklin Mutual Shares VIP Fund - Class 2	4,911	(1,495)	3,416	(4,062)	6,827	2,765	(11,990)	(5,809)
Franklin Small Cap Value VIP Fund - Class 2	3,628	(2,208)	1,420	(24,199)	15,432	(8,767)	17,587	10,240
Franklin Small-Mid Cap Growth VIP Fund - Class 2	-	(2,015)	(2,015)	(6,611)	28,897	22,286	79,838	100,109
Franklin U.S. Government Securities VIP Fund - Class 2	12,008	(3,254)	8,754	(9,010)	-	(9,010)	11,944	11,688
Templeton Growth VIP Fund - Class 2	4,360	(1,322)	3,038	(538)	-	(538)	5,277	7,777
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	4,707	(2,850)	1,857	9,777	19,637	29,414	(27,311)	3,960
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	1,291	(1,211)	80	2,667	8,503	11,170	7,122	18,372
T. Rowe Price Equity Income Portfolio	9,696	(3,780)	5,916	(4,192)	9,578	5,386	(47,052)	(35,750)
T. Rowe Price Mid-Cap Growth Portfolio	-	(2,804)	(2,804)	5,550	24,085	29,635	47,308	74,139

See accompanying notes.

5

EquiTrust Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2020

	Income	Expenses		Realized gain (loss) on investments
Subaccount	Dividends	Mortality and expense risk	Net investment income (loss)	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations
T. Rowe Price Moderate Allocation Portfolio	$7,817	$(5,127)	$2,690	$(10,334)	$18,886	$8,552	$42,038	$53,280
T. Rowe Price New America Growth Portfolio	-	(4,043)	(4,043)	55,650	65,645	121,295	(10,473)	106,779
T. Rowe Price International Stock Portfolio	2,287	(3,479)	(1,192)	7,546	17,788	25,334	33,002	57,144
Product C
Calvert VP EAFE International Index Portfolio - Class F	$192	$-	$192	$(25)	$-	$(25)	$271	$438
Calvert VP NASDAQ-100 Index Portfolio	31	-	31	12	243	255	1,815	2,101
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	17	-	17	(4)	94	90	231	338
Calvert VP S&P MidCap 400 Index Portfolio - Class F	1,113	-	1,113	(553)	3,265	2,712	11,217	15,042
Columbia VP Small Cap Value Fund - Class 2	176	-	176	(1,925)	2,255	330	9,117	9,623
DWS International Growth VIP - Class A	9	-	9	17	-	17	116	142
Federated Hermes Government Money Fund II - Service Shares	4	-	4	-	-	-	-	4
Federated Hermes Managed Volatility Fund II - Primary Shares	4	-	4	(1)	-	(1)	(1)	2
Federated Hermes Quality Bond Fund II - Primary Shares	3,227	-	3,227	(126)	346	220	5,486	8,933
Fidelity® VIP Contrafund® Portfolio - Service Class 2	89	-	89	1,390	601	1,991	26,062	28,142
Fidelity® VIP Growth Portfolio - Service Class 2	48	-	48	4,039	10,888	14,927	24,547	39,522
Fidelity® VIP High Income Portfolio - Service Class 2	2,954	-	2,954	(481)	-	(481)	(882)	1,591
Fidelity® VIP Index 500 Portfolio - Service Class 2	146	-	146	169	14	183	1,240	1,569
Fidelity® VIP Mid Cap Portfolio - Service Class 2	213	-	213	(450)	-	(450)	12,208	11,971
Fidelity® VIP Real Estate Portfolio - Service Class 2	767	-	767	(331)	1,642	1,311	(4,028)	(1,950)
Franklin Mutual Shares VIP Fund - Class 2	3,588	-	3,588	(3,544)	4,989	1,445	(6,508)	(1,475)
Franklin Small Cap Value VIP Fund - Class 2	97	-	97	(143)	414	271	77	445
Franklin U.S. Government Securities VIP Fund - Class 2	3,704	-	3,704	(709)	-	(709)	1,379	4,374
Templeton Global Bond VIP Fund - Class 2	3,643	-	3,643	(1,126)	-	(1,126)	(4,838)	(2,321)
T. Rowe Price Equity Income Portfolio	466	-	466	(75)	500	425	(51)	840
T. Rowe Price International Stock Portfolio	877	-	877	232	6,823	7,055	14,667	22,599

See accompanying notes.

6

EquiTrust Life Variable Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2020

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2019	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2020
Product A & B
American Century VP Capital Appreciation Fund	$275,752	$(2,634)	$36,131	$76,531	$110,028	$12,448	$(6,680)	$(3,159)	$(11,815)	$(453)	$(9,659)	$100,369	$376,121
American Century VP Inflation Protection Bond Fund	24,687	194	(83)	2,127	2,238	1,858	-	-	(537)	-	1,321	3,559	28,246
American Century VP Mid Cap Value Fund	5,935	59	5	220	284	1,083	-	-	(803)	729	1,009	1,293	7,228
American Century VP Ultra® Fund	214,792	(2,420)	28,054	91,280	116,914	9,209	-	(573)	(11,047)	17,299	14,888	131,802	346,594
American Century VP Value Fund	128,746	1,863	8,524	(5,588)	4,799	6,192	(7,453)	-	(6,182)	15,372	7,929	12,728	141,474
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	110,369	46	190	21,685	21,921	5,041	(8,730)	-	(5,790)	-	(9,479)	12,442	122,811
BNY Mellon VIF Appreciation Portfolio - Initial Shares	631,274	(694)	33,513	96,947	129,766	21,343	(72,399)	(12,589)	(40,966)	9,844	(94,767)	34,999	666,273
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	166,554	(202)	19,949	15,240	34,987	5,403	(13,251)	(2,779)	(6,530)	(2,653)	(19,810)	15,177	181,731
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	445,365	(927)	18,340	55,552	72,965	20,814	(20,673)	(12,159)	(16,232)	(2,963)	(31,213)	41,752	487,117
Calvert VP NASDAQ-100 Index Portfolio	555,758	(2,744)	163,020	62,325	222,601	7,604	(128,385)	-	(21,463)	(31,280)	(173,524)	49,077	604,835
Calvert VP Russell 2000 Small Cap Index Portfolio	218,531	35	13,476	10,505	24,016	10,500	(45,888)	-	(5,725)	(9,259)	(50,372)	(26,356)	192,175
Calvert VP S&P MidCap 400 Index Portfolio	229,048	593	18,648	(8,429)	10,812	7,422	(22,768)	(2,095)	(10,388)	(19,744)	(47,573)	(36,761)	192,287
Federated Hermes Government Money Fund II - Service Shares	139,639	(1,537)	-	-	(1,537)	16,962	(13,956)	-	(10,096)	101,079	93,989	92,452	232,091
Federated Hermes Managed Volatility Fund II - Primary Shares	795,519	12,529	(26,289)	2,576	(11,184)	41,868	(28,886)	(3,334)	(40,502)	(78,929)	(109,783)	(120,967)	674,552
Federated Hermes Quality Bond Fund II - Primary Shares	817,367	15,259	2,186	38,828	56,273	52,480	(47,630)	(787)	(46,691)	(11,668)	(54,296)	1,977	819,344
Fidelity® VIP Contrafund® Portfolio - Initial Class	934,231	(5,467)	52,915	147,989	195,437	32,168	(182,424)	(3,898)	(38,393)	(6,518)	(199,065)	(3,628)	930,603

See accompanying notes.

7

EquiTrust Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2020

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2019	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2020
Fidelity® VIP Growth & Income Portfolio - Initial Class	$243,794	$2,600	$19,593	$(6,738)	$15,455	$12,278	$(16,609)	$(369)	$(11,829)	$(660)	$(17,189)	$(1,734)	$242,060
Fidelity® VIP Growth Portfolio - Initial Class	330,768	(3,270)	48,222	105,733	150,685	13,857	(3,061)	(6,342)	(13,271)	20,324	11,507	162,192	492,960
Fidelity® VIP High Income Portfolio - Service Class 2	441,558	17,420	(4,702)	(4,865)	7,853	24,110	(17,096)	(1,424)	(20,396)	8,570	(6,236)	1,617	443,175
Fidelity® VIP Index 500 Portfolio - Initial Class	633,227	5,286	46,082	51,131	102,499	23,264	(23,054)	(7,585)	(21,273)	(530)	(29,178)	73,321	706,548
Fidelity® VIP Mid Cap Portfolio - Service Class 2	683,146	(2,511)	(52,941)	108,499	53,047	23,715	(166,716)	(6,848)	(22,949)	39,454	(133,344)	(80,297)	602,849
Fidelity® VIP Overseas Portfolio - Initial Class	333,877	(1,080)	13,554	(16,748)	(4,274)	11,868	(146,699)	(1,614)	(9,350)	25,537	(120,258)	(124,532)	209,345
Franklin Global Real Estate VIP Fund - Class 2	278,812	4,765	26,094	(55,219)	(24,360)	15,333	(11,150)	(2,976)	(11,119)	(23,884)	(33,796)	(58,156)	220,656
Franklin Mutual Shares VIP Fund - Class 2	189,907	3,416	2,765	(11,990)	(5,809)	10,706	(14,035)	-	(7,425)	16,882	6,128	319	190,226
Franklin Small Cap Value VIP Fund - Class 2	289,558	1,420	(8,767)	17,587	10,240	12,934	(79,459)	(619)	(9,911)	73,311	(3,744)	6,496	296,054
Franklin Small-Mid Cap Growth VIP Fund - Class 2	208,423	(2,015)	22,286	79,838	100,109	10,054	(9,051)	(2,600)	(11,245)	(17,886)	(30,728)	69,381	277,804
Franklin U.S. Government Securities VIP Fund - Class 2	419,195	8,754	(9,010)	11,944	11,688	19,996	(128,001)	-	(18,393)	26,648	(99,750)	(88,062)	331,133
Templeton Growth VIP Fund - Class 2	161,735	3,038	(538)	5,277	7,777	10,655	(281)	(559)	(7,248)	(48)	2,519	10,296	172,031
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	363,368	1,857	29,414	(27,311)	3,960	17,179	(20,550)	(3,373)	(14,485)	21,658	429	4,389	367,757
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	152,922	80	11,170	7,122	18,372	5,964	(381)	(808)	(6,072)	693	(604)	17,768	170,690
T. Rowe Price Equity Income Portfolio	596,531	5,916	5,386	(47,052)	(35,750)	18,861	(258,847)	-	(18,969)	149,932	(109,023)	(144,773)	451,758
T. Rowe Price Mid-Cap Growth Portfolio	322,239	(2,804)	29,635	47,308	74,139	9,315	(12,851)	(26,221)	(11,391)	22,391	(18,757)	55,382	377,621

See accompanying notes.

8

EquiTrust Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2020

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2019	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2020
T. Rowe Price Moderate Allocation Portfolio	$679,566	$2,690	$8,552	$42,038	$53,280	$31,666	$(139,338)	$(4,841)	$(28,307)	$5,607	$(135,213)	$(81,933)	$597,633
T. Rowe Price New America Growth Portfolio	650,705	(4,043)	121,295	(10,473)	106,779	11,858	(169,073)	(24,637)	(33,338)	(97,478)	(312,668)	(205,889)	444,816
T. Rowe Price International Stock Portfolio	403,530	(1,192)	25,334	33,002	57,144	20,258	(20,076)	-	(17,854)	10,649	(7,023)	50,121	453,651
Product C
Calvert VP EAFE International Index Portfolio - Class F	$-	$192	$(25)	$271	$438	$322	$-	$-	$(219)	$6,050	$6,153	$6,591	$6,591
Calvert VP NASDAQ-100 Index Portfolio	-	31	255	1,815	2,101	321	-	-	(254)	6,050	6,117	8,218	8,218
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	1,560	17	90	231	338	151	-	-	(46)	-	105	443	2,003
Calvert VP S&P MidCap 400 Index Portfolio - Class F	85,330	1,113	2,712	11,217	15,042	6,611	(239)	-	(6,224)	8,629	8,777	23,819	109,149
Columbia VP Small Cap Value Fund - Class 2	50,576	176	330	9,117	9,623	3,818	(163)	-	(3,461)	6,778	6,972	16,595	67,171
DWS International Growth VIP - Class A	591	9	17	116	142	104	-	-	(72)	-	32	174	765
Federated Hermes Government Money Fund II - Service Shares	1,527	4	-	-	4	302	-	-	(143)	-	159	163	1,690
Federated Hermes Managed Volatility Fund II - Primary Shares	147	4	(1)	(1)	2	30	-	-	(17)	-	13	15	162
Federated Hermes Quality Bond Fund II - Primary Shares	121,816	3,227	220	5,486	8,933	10,773	(100)	-	(8,526)	(14,988)	(12,841)	(3,908)	117,908
Fidelity® VIP Contrafund® Portfolio - Service Class 2	107,457	89	1,991	26,062	28,142	8,033	(415)	-	(7,567)	(14,813)	(14,762)	13,380	120,837
Fidelity® VIP Growth Portfolio - Service Class 2	105,249	48	14,927	24,547	39,522	7,782	(451)	-	(7,395)	(14,990)	(15,054)	24,468	129,717
Fidelity® VIP High Income Portfolio - Service Class 2	56,765	2,954	(481)	(882)	1,591	5,074	(119)	-	(4,089)	3,498	4,364	5,955	62,720
Fidelity® VIP Index 500 Portfolio - Service Class 2	4,198	146	183	1,240	1,569	697	-	-	(429)	6,223	6,491	8,060	12,258

See accompanying notes.

9

EquiTrust Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2020

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2019	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2020
Fidelity® VIP Mid Cap Portfolio - Service Class 2	$48,657	$213	$(450)	$12,208	$11,971	$4,012	$(184)	$-	$(3,393)	$8,687	$9,122	$21,093	$69,750
Fidelity® VIP Real Estate Portfolio - Service Class 2	42,033	767	1,311	(4,028)	(1,950)	3,171	(138)	-	(2,712)	876	1,197	(753)	41,280
Franklin Mutual Shares VIP Fund - Class 2	134,630	3,588	1,445	(6,508)	(1,475)	9,964	(263)	-	(9,303)	6,909	7,307	5,832	140,462
Franklin Small Cap Value VIP Fund - Class 2	1,420	97	271	77	445	475	-	-	(273)	6,062	6,264	6,709	8,129
Franklin U.S. Government Securities VIP Fund - Class 2	119,109	3,704	(709)	1,379	4,374	10,709	(100)	-	(8,273)	(15,856)	(13,520)	(9,146)	109,963
Templeton Global Bond VIP Fund - Class 2	46,324	3,643	(1,126)	(4,838)	(2,321)	4,337	-	-	(3,454)	(1,976)	(1,093)	(3,414)	42,910
T. Rowe Price Equity Income Portfolio	20,807	466	425	(51)	840	1,357	(246)	-	(660)	1,565	2,016	2,856	23,663
T. Rowe Price International Stock Portfolio	151,767	877	7,055	14,667	22,599	11,189	(529)	-	(10,216)	(727)	(283)	22,316	174,083

See accompanying notes.

10

EquiTrust Life Variable Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2019

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2018	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2019
Product A & B
American Century VP Capital Appreciation Fund	$206,891	$(2,285)	$43,965	$29,253	$70,933	$12,682	$(1,695)	$(2,430)	$(10,374)	$(255)	$(2,072)	$68,861	$275,752
American Century VP Inflation Protection Bond Fund	21,544	396	(111)	1,510	1,795	1,858	-	-	(510)	-	1,348	3,143	24,687
American Century VP Mid Cap Value Fund	4,575	62	567	660	1,289	553	-	-	(482)	-	71	1,360	5,935
American Century VP Ultra® Fund	153,165	(1,665)	27,462	26,358	52,155	8,430	(9,608)	-	(8,622)	19,272	9,472	61,627	214,792
American Century VP Value Fund	104,757	1,432	10,934	14,557	26,923	6,333	(5,178)	-	(6,006)	1,917	(2,934)	23,989	128,746
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	100,987	435	9,014	23,291	32,740	5,227	(6,022)	(37)	(5,603)	(16,923)	(23,358)	9,382	110,369
BNY Mellon VIF Appreciation Portfolio - Initial Shares	511,191	1,562	61,777	108,871	172,210	29,111	(26,852)	(300)	(45,734)	(8,352)	(52,127)	120,083	631,274
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	134,844	277	21,741	15,242	37,260	6,325	(2,875)	-	(7,290)	(1,710)	(5,550)	31,710	166,554
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	390,015	(3,871)	99,803	(16,843)	79,089	22,619	(7,867)	(2,554)	(18,709)	(17,228)	(23,739)	55,350	445,365
Calvert VP NASDAQ-100 Index Portfolio	432,034	(1,795)	54,617	101,584	154,406	7,179	(18,884)	(4,564)	(18,069)	3,656	(30,682)	123,724	555,758
Calvert VP Russell 2000 Small Cap Index Portfolio	176,152	77	19,365	22,681	42,123	10,418	(4,119)	(24)	(5,949)	(70)	256	42,379	218,531
Calvert VP S&P MidCap 400 Index Portfolio	188,603	599	21,086	24,486	46,171	8,818	(1,653)	-	(11,566)	(1,325)	(5,726)	40,445	229,048
Federated Hermes Government Money Fund II - Service Shares	147,158	1,069	-	-	1,069	13,785	(9,543)	(300)	(11,082)	(1,448)	(8,588)	(7,519)	139,639
Federated Hermes Managed Volatility Fund II - Primary Shares	690,936	8,940	3,365	118,710	131,015	60,222	(14,893)	(1,243)	(54,105)	(16,413)	(26,432)	104,583	795,519
Federated Hermes Quality Bond Fund II - Primary Shares	784,498	16,347	(2,580)	51,510	65,277	52,973	(30,639)	(2,725)	(46,123)	(5,894)	(32,408)	32,869	817,367
Fidelity® VIP Contrafund® Portfolio - Initial Class	747,207	(3,695)	118,031	106,930	221,266	43,931	(20,376)	(4,461)	(46,110)	(7,226)	(34,242)	187,024	934,231

See accompanying notes.

11

EquiTrust Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2019

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2018	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2019
Fidelity® VIP Growth & Income Portfolio - Initial Class	$188,830	$5,577	$23,816	$23,823	$53,216	$12,444	$(9,659)	$(83)	$(12,148)	$11,194	$1,748	$54,964	$243,794
Fidelity® VIP Growth Portfolio - Initial Class	250,813	(1,810)	29,603	53,761	81,554	13,166	(15,107)	(1,306)	(10,687)	12,335	(1,599)	79,955	330,768
Fidelity® VIP High Income Portfolio - Service Class 2	395,026	18,112	(2,960)	38,880	54,032	25,572	(7,999)	(814)	(20,879)	(3,380)	(7,500)	46,532	441,558
Fidelity® VIP Index 500 Portfolio - Initial Class	494,381	6,261	33,503	107,295	147,059	22,713	(11,640)	(1,346)	(19,714)	1,774	(8,213)	138,846	633,227
Fidelity® VIP Mid Cap Portfolio - Service Class 2	593,103	(1,503)	72,772	57,185	128,454	38,089	(25,722)	(6,315)	(35,684)	(8,779)	(38,411)	90,043	683,146
Fidelity® VIP Overseas Portfolio - Initial Class	263,922	2,622	15,403	52,620	70,645	27,885	(4,268)	(1,256)	(22,960)	(91)	(690)	69,955	333,877
Franklin Global Real Estate VIP Fund - Class 2	257,949	4,917	18,305	30,320	53,542	18,021	(15,993)	(2,729)	(12,665)	(19,313)	(32,679)	20,863	278,812
Franklin Mutual Shares VIP Fund - Class 2	161,456	1,716	16,951	15,435	34,102	11,212	(5,173)	-	(8,091)	(3,599)	(5,651)	28,451	189,907
Franklin Small Cap Value VIP Fund - Class 2	254,040	452	43,532	17,576	61,560	13,641	(6,853)	(855)	(10,746)	(21,229)	(26,042)	35,518	289,558
Franklin Small-Mid Cap Growth VIP Fund - Class 2	186,162	(1,865)	14,438	41,355	53,928	11,726	(14,960)	(2,058)	(10,096)	(16,279)	(31,667)	22,261	208,423
Franklin U.S. Government Securities VIP Fund - Class 2	403,364	8,248	(3,567)	12,712	17,393	30,771	(9,591)	(849)	(26,027)	4,134	(1,562)	15,831	419,195
Templeton Growth VIP Fund - Class 2	140,347	2,762	29,125	(12,008)	19,879	10,354	(469)	(1,060)	(7,303)	(13)	1,509	21,388	161,735
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	298,218	2,295	32,714	40,112	75,121	18,471	(16,081)	(3,351)	(15,155)	6,145	(9,971)	65,150	363,368
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	129,051	(716)	22,658	7,798	29,740	6,547	-	-	(6,244)	(6,172)	(5,869)	23,871	152,922
T. Rowe Price Equity Income Portfolio	501,359	7,934	49,185	67,343	124,462	32,563	(7,874)	-	(32,283)	(21,696)	(29,290)	95,172	596,531
T. Rowe Price Mid-Cap Growth Portfolio	252,737	(2,261)	28,703	49,158	75,600	8,492	(11,953)	(2,098)	(10,883)	10,344	(6,098)	69,502	322,239

See accompanying notes.

12

EquiTrust Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2019

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2018	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2019
T. Rowe Price Moderate Allocation Portfolio	$587,272	$6,841	$21,897	$79,972	$108,710	$44,822	$(15,551)	$(3,701)	$(40,507)	$(1,479)	$(16,416)	$92,294	$679,566
T. Rowe Price New America Growth Portfolio	511,156	(2,925)	54,669	118,007	169,751	35,739	(26,774)	(1,126)	(56,496)	18,455	(30,202)	139,549	650,705
T. Rowe Price International Stock Portfolio	318,037	5,584	16,931	61,633	84,148	22,273	(24,265)	-	(17,127)	20,464	1,345	85,493	403,530
Product C
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	$1,160	$13	$111	$173	$297	$147	$-	$-	$(44)	$-	$103	$400	$1,560
Calvert VP S&P MidCap 400 Index Portfolio - Class F	67,005	937	5,530	10,823	17,290	7,940	(1,038)	-	(6,564)	697	1,035	18,325	85,330
Columbia VP Small Cap Value Fund - Class 2	38,224	125	3,367	4,811	8,303	4,794	(656)	-	(3,693)	3,604	4,049	12,352	50,576
DWS International Growth VIP - Class A	418	6	18	110	134	104	-	-	(65)	-	39	173	591
Federated Hermes Government Money Fund II - Service Shares	1,318	23	-	-	23	333	-	-	(147)	-	186	209	1,527
Federated Hermes Managed Volatility Fund II - Primary Shares	110	3	(2)	22	23	30	-	-	(16)	-	14	37	147
Federated Hermes Quality Bond Fund II - Primary Shares	110,793	3,374	(375)	7,379	10,378	12,532	(808)	-	(9,464)	(1,615)	645	11,023	121,816
Fidelity® VIP Contrafund® Portfolio - Service Class 2	84,138	214	12,174	13,620	26,008	9,623	(1,292)	-	(7,960)	(3,060)	(2,689)	23,319	107,457
Fidelity® VIP Growth Portfolio - Service Class 2	83,235	52	7,270	20,268	27,590	9,231	(1,276)	-	(7,615)	(5,916)	(5,576)	22,014	105,249
Fidelity® VIP High Income Portfolio - Service Class 2	49,566	2,808	(611)	5,106	7,303	5,657	(530)	-	(4,387)	(844)	(104)	7,199	56,765
Fidelity® VIP Index 500 Portfolio - Service Class 2	3,061	67	144	762	973	369	-	-	(205)	-	164	1,137	4,198
Fidelity® VIP Mid Cap Portfolio - Service Class 2	36,990	308	4,147	4,351	8,806	4,513	(613)	-	(3,430)	2,391	2,861	11,667	48,657
Fidelity® VIP Real Estate Portfolio - Service Class 2	36,438	627	1,322	6,214	8,163	3,941	(529)	-	(3,325)	(2,655)	(2,568)	5,595	42,033

See accompanying notes.

13

EquiTrust Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2019

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2018	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2019
Class 2	$108,343	$2,321	$12,130	$10,275	$24,726	$12,665	$(1,485)	$-	$(10,590)	$971	$1,561	$26,287	$134,630
Franklin Small Cap Value VIP Fund - Class 2	1,068	13	182	95	290	146	-	-	(84)	-	62	352	1,420
Franklin U.S. Government Securities VIP Fund - Class 2	111,135	3,279	(602)	3,125	5,802	12,464	(805)	-	(9,372)	(115)	2,172	7,974	119,109
Templeton Global Bond VIP Fund - Class 2	44,514	3,189	(319)	(1,951)	919	5,146	(321)	-	(3,947)	13	891	1,810	46,324
T. Rowe Price Equity Income Portfolio	16,526	445	1,364	2,565	4,374	1,552	(480)	-	(1,022)	(143)	(93)	4,281	20,807
T. Rowe Price International Stock Portfolio	112,321	3,372	6,154	22,647	32,173	13,583	(1,850)	-	(10,829)	6,369	7,273	39,446	151,767

See accompanying notes.

14

EquiTrust Life Variable Account

Notes to Financial Statements

December 31, 2020

1. Organization and Significant Accounting Policies

Organization

EquiTrust Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by EquiTrust Life Insurance Company (the Company). The Account is a funding vehicle for flexible premium variable life insurance policies (Product A), flexible premium last survivor variable life insurance policies (Product B) and variable universal life insurance policies (Product C) issued by the Company. The Company discontinued underwriting new sales of all variable life insurance products but continues to receive premiums from sales that occurred prior to this change.

The assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not available to satisfy liabilities arising out of any other business the Company may conduct.

At the direction of eligible policy owners, the Account invests in the following fifty investment subaccounts which, in turn, own open-end mutual fund shares of registered investment companies (the Funds). Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates with a guaranteed minimum. Assets and liabilities associated with funds allocated to the DIO are excluded from the Account as these are included in the Company’s general account.

Subaccount / Fund	Product
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund	A & B
American Century VP Inflation Protection Bond Fund	A & B
American Century VP Mid Cap Value Fund	A & B
American Century VP Ultra® Fund	A & B
American Century VP Value Fund	A & B
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
BNY Mellon Sustainable U.S. Equity Portfolio – Service Shares	A & B
BNY Mellon Variable Investment Fund (4)
BNY Mellon VIF Appreciation Portfolio - Initial Shares	A & B
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	A & B
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	A & B
Calvert Variable Products, Inc.
Calvert VP EAFE International Index Portfolio - Class F (2)	C
Calvert VP NASDAQ-100 Index Portfolio (2)	A, B & C
Calvert VP Russell 2000 Small Cap Index Portfolio	A & B
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	C
Calvert VP S&P MidCap 400 Index Portfolio	A & B
Calvert VP S&P MidCap 400 Index Portfolio - Class F	C
Columbia Variable Products, Inc.
Columbia VP Overseas Core Fund - Class 1 (1)	C
Columbia VP Select Mid Cap Value Fund - Class 1 (1)	C
Columbia VP Small Cap Value Fund - Class 2	C
Columbia VP Small Company Growth Fund - Class 2 (1)	C
Deutsche DWS Variable Series I
DWS Global Small Cap VIP - Class A (1)	C

15

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

Subaccount / Fund	Product
Deutsche DWS Variable Series II
DWS International Growth VIP - Class A	C
Federated Hermes Insurance Series (3)
Federated Hermes Government Money Fund II - Service Shares (3)	A, B & C
Federated Hermes Managed Volatility Fund II - Primary Shares (3)	A, B & C
Federated Hermes Quality Bond Fund II - Primary Shares (3)	A, B & C
Fidelity® Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Initial Class	A & B
Fidelity® VIP Contrafund® Portfolio - Service Class 2	C
Fidelity® VIP Growth & Income Portfolio - Initial Class	A & B
Fidelity® VIP Growth Portfolio - Initial Class	A & B
Fidelity® VIP Growth Portfolio - Service Class 2	C
Fidelity® VIP High Income Portfolio - Service Class 2	A, B & C
Fidelity® VIP Index 500 Portfolio - Initial Class	A & B
Fidelity® VIP Index 500 Portfolio - Service Class 2	C
Fidelity® VIP Mid Cap Portfolio - Service Class 2	A, B & C
Fidelity® VIP Overseas Portfolio - Initial Class	A & B
Fidelity® VIP Real Estate Portfolio - Service Class 2	C
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	A & B
Franklin Mutual Shares VIP Fund - Class 2	A, B & C
Franklin Small Cap Value VIP Fund - Class 2	A, B & C
Franklin Small-Mid Cap Growth VIP Fund - Class 2	A & B
Franklin U.S. Government Securities VIP Fund - Class 2	A, B & C
Templeton Global Bond VIP Fund - Class 2	C
Templeton Growth VIP Fund - Class 2	A & B
J.P. Morgan Insurance Trust
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	A & B
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	A & B
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2 (1)	C
T. Rowe Price Equity Series, Inc.
T. Rowe Price Equity Income Portfolio	A, B & C
T. Rowe Price Mid-Cap Growth Portfolio	A & B
T. Rowe Price Moderate Allocation Portfolio (1)	A, B & C
T. Rowe Price New America Growth Portfolio (1)	A, B & C
T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio	A, B & C

16

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

(1)	Product C subaccount was inactive during 2020 and 2019; accordingly, a Statement of Assets and Liabilities, a Statement of Operations and a Statement of Changes in Net Assets have not been presented herein.

(2)	Product C subaccount was inactive during 2019; accordingly, a Statement of Changes in Net Assets for the year ended December 31, 2019 has not been presented herein.

(3)	The names of the following investment families and investment options changed during the year:

Current Name	Former Name
Federated Hermes Insurance Series	Federated Insurance Series
Federated Hermes Government Money Fund II - Service Shares	Federated Government Money Fund II - Service Shares
Federated Hermes Managed Volatility Fund II - Primary Shares	Federated Managed Volatility Fund II - Primary Shares
Federated Hermes Quality Bond Fund II - Primary Shares	Federated Quality Bond Fund II - Primary Shares

(4)	On April 30, 2020, the BNY Mellon VIF International Equity Portfolio – Initial Shares was closed to contract owners pursuant to approval by the Board of Trustees of BNY Mellon Variable Investment Fund. As a result, the BNY Mellon VIF International Equity Portfolio – Initial Shares subaccount was removed as an investment option and liquidated.

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

The inputs used in determining the fair value of the Account’s investments are summarized in three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Account’s own assumptions in determining the fair value of the investments)

At December 31, 2020, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1. There were no transfers into or out of Level 3 during the year.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

17

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

Mortality and Expense Risk Charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 0.90% of the average daily net asset value of the Account for Product A and B. Product C assesses a monthly risk charge at a rate of 0.12% based on the accumulated value of the policy for the first ten policy years, then 0.03% monthly thereafter. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Premium Expense Charge: Premiums paid by the policyholders are reduced by a 7% premium expense charge for each premium up to the target premium and 7% of each premium over the target premium for Product A. (Product A policies issued prior to May 1, 2006, the premium expense charge is 7% of each premium up to the target premium, as defined in the prospectus, and 2% for each premium over the target premium.) Premiums paid by the policyholders are reduced by a 7% premium expense charge up to the target premium, as defined in the prospectus and 2% for each premium over the target premium for Product B. The charge is used to compensate the Company for expenses incurred in connection with the distribution of the policies and for premium taxes imposed by various states and political subdivisions. Product C is not assessed a premium expense charge.

Cost of Insurance and Policy Charges: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A policy expense charge of $7, $10, and $10 for Product A, B and C, respectively, is deducted monthly for the administration of policies and the Account. (Product A policies purchased prior to May 1, 2006, a $5 expense charge is deducted monthly for administration of policies and the Account.) The policy expense charge assessed on Product C is deducted monthly for the first ten policy years.

Product B applies an additional monthly charge of $.03 per $1,000 of the Specified Amount (amount of insurance selected) for the administration of policies and the Account. Product C applies an additional monthly charge per $1,000 (determined by the Specified Amount and age of the insured) of the Specified Amount or increase in the Specified Amount for the first ten policy years.

The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.

Other Charges: A transfer charge ($25 for Product A and B and $10 for Product C) may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. In the event of a partial withdrawal, a fee equal to the lesser of $25 or 2% of the accumulated value withdrawn will be imposed. A surrender charge is applicable for all full policy surrenders or lapses in the first ten years of the policy or within ten years following an increase in minimum death benefit for Products A and B and applicable for all full policy surrenders or lapses in the first fifteen years of the policy or within fifteen years following an increase in minimum death benefit for Product C. This surrender charge is based on a number of variables as described in the Account’s prospectus.

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

18

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2020:

	Cost of	Proceeds
Subaccount	Purchases	from Sales
Products A & B:
American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	$39,889	$20,357
American Century VP Inflation Protection Bond Fund	2,214	699
American Century VP Mid Cap Value Fund	1,708	640
American Century VP Ultra® Fund	45,709	11,129
American Century VP Value Fund	28,195	15,558

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	6,296	14,374

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	86,061	135,006
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	15,414	24,029
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	14,529	46,669

Calvert Variable Products, Inc.:
Calvert VP NASDAQ-100 Index Portfolio	41,989	200,141
Calvert VP Russell 2000 Small Cap Index Portfolio	28,291	69,555
Calvert VP S&P MidCap 400 Index Portfolio	13,119	53,624

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	134,728	42,276
Federated Hermes Managed Volatility Fund II - Primary Shares	56,691	153,945
Federated Hermes Quality Bond Fund II - Primary Shares	62,210	98,827

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	46,501	246,091
Fidelity® VIP Growth & Income Portfolio - Initial Class	24,577	28,560
Fidelity® VIP Growth Portfolio - Initial Class	67,327	23,971
Fidelity® VIP High Income Portfolio - Service Class 2	47,340	36,156
Fidelity® VIP Index 500 Portfolio - Initial Class	49,917	71,757
Fidelity® VIP Mid Cap Portfolio - Service Class 2	27,295	163,150
Fidelity® VIP Overseas Portfolio - Initial Class	11,289	131,184

19

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	Cost of	Proceeds
Subaccount	Purchases	from Sales
Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	$42,540	$50,043
Franklin Mutual Shares VIP Fund - Class 2	38,473	22,102
Franklin Small Cap Value VIP Fund - Class 2	42,126	29,018
Franklin Small-Mid Cap Growth VIP Fund - Class 2	44,304	48,150
Franklin U.S. Government Securities VIP Fund - Class 2	30,373	121,369
Templeton Growth VIP Fund - Class 2	12,454	6,897

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	63,847	41,924
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	16,552	8,573

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	30,101	123,630
T. Rowe Price Mid-Cap Growth Portfolio	51,901	49,377
T. Rowe Price Moderate Allocation Portfolio	44,221	157,858
T. Rowe Price New America Growth Portfolio	76,369	327,435

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	49,611	40,038

Product C:
Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	$6,545	$200
Calvert VP NASDAQ-100 Index Portfolio	6,626	235
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	262	46
Calvert VP S&P MidCap 400 Index Portfolio - Class F	17,784	4,629

Columbia Variable Products, Inc.:
Columbia VP Small Cap Value Fund - Class 2	14,858	5,455

Deutsche DWS Variable Series II:
DWS International Growth VIP - Class A	113	72

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	306	143
Federated Hermes Managed Volatility Fund II - Primary Shares	34	17
Federated Hermes Quality Bond Fund II - Primary Shares	11,956	21,224

20

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	Cost of	Proceeds
Subaccount	Purchases	from Sales
Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	$6,271	$20,343
Fidelity® VIP Growth Portfolio - Service Class 2	16,505	20,623
Fidelity® VIP High Income Portfolio - Service Class 2	10,216	2,898
Fidelity® VIP Index 500 Portfolio - Service Class 2	7,049	398
Fidelity® VIP Mid Cap Portfolio - Service Class 2	11,868	2,533
Fidelity® VIP Real Estate Portfolio - Service Class 2	8,211	4,605

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	32,160	16,276
Franklin Small Cap Value VIP Fund - Class 2	7,023	248
Franklin U.S. Government Securities VIP Fund - Class 2	12,069	21,885
Templeton Global Bond VIP Fund - Class 2	7,795	5,245

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	3,671	689

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	17,877	10,460

21

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2020 and 2019:

	Period Ended December 31,
	2020			2019
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)
Products A & B:
American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	230	482	(252)	268	328	(60)
American Century VP Inflation Protection Bond Fund	120	32	88	125	30	95
American Century VP Mid Cap Value Fund	64	22	42	15	13	2
American Century VP Ultra® Fund	750	224	526	799	503	296
American Century VP Value Fund	1,300	745	555	322	460	(138)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	153	555	(402)	184	1,109	(925)

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	1,178	3,689	(2,511)	757	2,424	(1,667)
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	128	883	(755)	206	439	(233)
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	518	1,749	(1,231)	563	1,446	(883)

Calvert Variable Products, Inc.:
Calvert VP NASDAQ-100 Index Portfolio	448	3,375	(2,927)	547	1,329	(782)
Calvert VP Russell 2000 Small Cap Index Portfolio	611	2,165	(1,554)	271	267	4
Calvert VP S&P MidCap 400 Index Portfolio	127	1,434	(1,307)	136	275	(139)

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	14,155	4,324	9,831	1,037	1,936	(899)
Federated Hermes Managed Volatility Fund II - Primary Shares	2,585	9,617	(7,032)	2,548	4,160	(1,612)
Federated Hermes Quality Bond Fund II - Primary Shares	3,121	7,395	(4,274)	2,956	5,678	(2,722)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	888	5,638	(4,750)	985	1,873	(888)
Fidelity® VIP Growth & Income Portfolio - Initial Class	371	946	(575)	731	717	14
Fidelity® VIP Growth Portfolio - Initial Class	985	558	427	723	812	(89)
Fidelity® VIP High Income Portfolio - Service Class 2	1,026	1,199	(173)	695	965	(270)
Fidelity® VIP Index 500 Portfolio - Initial Class	1,223	2,109	(886)	897	1,200	(303)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	660	4,169	(3,509)	652	1,511	(859)
Fidelity® VIP Overseas Portfolio - Initial Class	415	6,579	(6,164)	926	940	(14)

22

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2020			2019
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)
Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	852	2,900	(2,048)	623	2,226	(1,603)
Franklin Mutual Shares VIP Fund - Class 2	1,346	890	456	445	677	(232)
Franklin Small Cap Value VIP Fund - Class 2	725	855	(130)	285	954	(669)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	496	1,393	(897)	266	1,369	(1,103)
Franklin U.S. Government Securities VIP Fund - Class 2	1,255	7,664	(6,409)	1,656	1,753	(97)
Templeton Growth VIP Fund - Class 2	443	330	113	405	330	75

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	1,013	889	124	421	642	(221)
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	208	245	(37)	138	308	(170)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	410	4,604	(4,194)	754	1,660	(906)
T. Rowe Price Mid-Cap Growth Portfolio	433	614	(181)	233	316	(83)
T. Rowe Price Moderate Allocation Portfolio	544	4,856	(4,312)	972	1,472	(500)
T. Rowe Price New America Growth Portfolio	247	8,202	(7,955)	1,189	1,958	(769)

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	1,724	1,902	(178)	1,999	1,960	39

Product C:
Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	729	25	704	-	-	-
Calvert VP NASDAQ-100 Index Portfolio	430	15	415	-	-	-
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	7	2	5	6	2	4
Calvert VP S&P MidCap 400 Index Portfolio - Class F	1,008	316	692	448	374	74

Columbia Variable Products, Inc.:
Columbia VP Small Cap Value Fund - Class 2	819	286	533	364	160	204

Deutsche DWS Variable Series II:
DWS International Growth VIP - Class A	6	4	2	6	4	2

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	29	14	15	31	13	18
Federated Hermes Managed Volatility Fund II - Primary Shares	3	2	1	2	1	1
Federated Hermes Quality Bond Fund II - Primary Shares	608	1,568	(960)	759	716	43

23

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2020			2019
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)
Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	182	697	(515)	276	381	(105)
Fidelity® VIP Growth Portfolio - Service Class 2	154	611	(457)	234	426	(192)
Fidelity® VIP High Income Portfolio - Service Class 2	393	159	234	236	242	(6)
Fidelity® VIP Index 500 Portfolio - Service Class 2	209	13	196	13	7	6
Fidelity® VIP Mid Cap Portfolio - Service Class 2	542	113	429	255	128	127
Fidelity® VIP Real Estate Portfolio - Service Class 2	293	199	94	126	241	(115)

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	1,911	1,088	823	712	598	114
Franklin Small Cap Value VIP Fund - Class 2	250	11	239	7	4	3
Franklin U.S. Government Securities VIP Fund - Class 2	604	1,586	(982)	738	577	161
Templeton Global Bond VIP Fund - Class 2	381	470	(89)	353	273	80

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	135	33	102	54	58	(4)

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	671	651	20	1,110	614	496

24

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2020, 2019, 2018, 2017 and 2016, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)
Products A and B:
American Century VP Capital Appreciation Fund:
2020	7,177	$52.40	$376,121	-%	0.90%	41.16%
2019	7,429	37.12	275,752	-	0.90	34.35
2018	7,489	27.63	206,891	-	0.90	(6.02)
2017	7,565	29.40	222,437	-	0.90	20.69
2016	7,415	24.36	180,626	-	0.90	2.31
American Century VP Inflation Protection Bond Fund:
2020	1,801	15.68	28,246	1.64	0.90	8.81
2019	1,713	14.41	24,687	2.59	0.90	8.18
2018	1,618	13.32	21,544	3.13	0.90	(3.41)
2017	1,515	13.79	20,896	2.91	0.90	2.99
2016	1,413	13.39	18,926	2.13	0.90	3.72
American Century VP Mid Cap Value Fund:
2020	239	30.20	7,228	1.89	0.90	0.30
2019	197	30.11	5,935	2.05	0.90	28.02
2018	195	23.52	4,575	1.41	0.90	(13.62)
2017	198	27.23	5,396	1.55	0.90	10.69
2016	202	24.60	4,972	1.71	0.90	21.78
American Century VP Ultra® Fund:
2020	6,601	52.50	346,594	-	0.90	48.51
2019	6,075	35.35	214,792	-	0.90	33.35
2018	5,779	26.51	153,165	0.25	0.90	(0.11)
2017	5,845	26.54	155,140	0.36	0.90	31.06
2016	6,325	20.25	128,095	0.33	0.90	3.53
American Century VP Value Fund:
2020	6,215	22.76	141,474	2.44	0.90	0.04
2019	5,660	22.75	128,746	2.12	0.90	25.90
2018	5,798	18.07	104,757	1.64	0.90	(9.97)
2017	6,775	20.07	135,964	1.65	0.90	7.79
2016	7,763	18.62	144,547	1.75	0.90	19.44
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares:
2020	3,895	31.53	122,811	0.94	0.90	22.78
2019	4,297	25.68	110,369	1.26	0.90	32.78
2018	5,222	19.34	100,987	1.50	0.90	(5.47)
2017	5,333	20.46	109,133	0.93	0.90	13.98
2016	5,369	17.95	96,341	1.03	0.90	9.12

25

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)
BNY Mellon VIF Appreciation Portfolio - Initial Shares:
2020	15,550	$42.84	$666,273	0.78%	0.90%	22.58%
2019	18,061	34.95	631,274	1.16	0.90	34.89
2018	19,728	25.91	511,191	1.24	0.90	(7.70)
2017	22,314	28.07	626,372	1.34	0.90	26.21
2016	23,918	22.24	531,976	1.65	0.90	6.92
BNY Mellon VIF Growth & Income Portfolio - Initial Shares:
2020	5,717	31.79	181,731	0.77	0.90	23.50
2019	6,472	25.74	166,554	1.07	0.90	28.00
2018	6,705	20.11	134,844	0.80	0.90	(5.54)
2017	7,454	21.29	158,691	0.74	0.90	18.67
2016	7,675	17.94	137,712	1.22	0.90	9.06
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares:
2020	14,263	34.15	487,117	0.66	0.90	18.82
2019	15,494	28.74	445,365	-	0.90	20.65
2018	16,377	23.82	390,015	-	0.90	(19.80)
2017	17,411	29.70	517,095	-	0.90	23.60
2016	18,707	24.03	449,558	-	0.90	16.03
Calvert VP NASDAQ-100 Index Portfolio:
2020	8,368	72.28	604,835	0.41	0.90	46.91
2019	11,295	49.20	555,758	0.53	0.90	37.55
2018	12,077	35.77	432,034	0.55	0.90	(1.38)
2017	13,111	36.27	475,487	0.49	0.90	31.22
2016	14,012	27.64	387,370	0.53	0.90	5.62
Calvert VP Russell 2000 Small Cap Index Portfolio:
2020	4,460	43.08	192,175	0.92	0.90	18.55
2019	6,014	36.34	218,531	0.93	0.90	23.98
2018	6,010	29.31	176,152	1.07	0.90	(12.03)
2017	6,350	33.32	211,578	0.77	0.90	13.37
2016	6,264	29.39	184,119	0.56	0.90	19.86
Calvert VP S&P MidCap 400 Index Portfolio:
2020	3,870	49.69	192,287	1.23	0.90	12.29
2019	5,177	44.25	229,048	1.17	0.90	24.72
2018	5,316	35.48	188,603	1.15	0.90	(12.13)
2017	5,599	40.38	226,075	0.71	0.90	14.88
2016	5,650	35.15	198,596	0.43	0.90	19.19
Federated Hermes Government Money Fund II - Service Shares:
2020	24,423	9.50	232,091	0.14	0.90	(0.73)
2019	14,592	9.57	139,639	1.64	0.90	0.74
2018	15,491	9.50	147,158	1.24	0.90	0.32
2017	17,071	9.47	161,606	0.31	0.90	(0.53)
2016	18,207	9.52	173,367	-	0.90	(0.94)

26

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)
Federated Hermes Managed Volatility Fund II - Primary Shares:
2020	39,137	$17.24	$674,552	2.79%	0.90%	0.06%
2019	46,169	17.23	795,519	2.08	0.90	19.16
2018	47,781	14.46	690,936	2.06	0.90	(9.28)
2017	23,152	15.94	368,999	3.91	0.90	17.12
2016	24,164	13.61	328,990	4.90	0.90	6.66
Federated Hermes Quality Bond Fund II - Primary Shares:
2020	61,999	13.22	819,344	2.77	0.90	7.22
2019	66,273	12.33	817,367	2.92	0.90	8.44
2018	68,995	11.37	784,498	3.05	0.90	(1.47)
2017	73,617	11.54	849,666	3.30	0.90	3.13
2016	79,931	11.19	894,702	3.58	0.90	2.85
Fidelity® VIP Contrafund® Portfolio - Initial Class:
2020	15,886	58.58	930,603	0.26	0.90	29.40
2019	20,636	45.27	934,231	0.46	0.90	30.42
2018	21,524	34.71	747,207	0.70	0.90	(7.24)
2017	23,548	37.42	881,064	1.00	0.90	20.83
2016	25,888	30.97	801,813	0.83	0.90	7.05
Fidelity® VIP Growth & Income Portfolio - Initial Class:
2020	7,518	32.20	242,060	2.14	0.90	6.87
2019	8,093	30.13	243,794	3.54	0.90	28.93
2018	8,079	23.37	188,830	0.35	0.90	(9.80)
2017	9,166	25.91	237,512	1.24	0.90	15.88
2016	9,824	22.36	219,712	1.68	0.90	15.02
Fidelity® VIP Growth Portfolio - Initial Class:
2020	9,901	49.79	492,960	0.07	0.90	42.62
2019	9,474	34.91	330,768	0.27	0.90	33.09
2018	9,563	26.23	250,813	0.24	0.90	(1.06)
2017	10,538	26.51	279,355	0.22	0.90	33.96
2016	11,362	19.79	224,878	0.04	0.90	(0.10)
Fidelity® VIP High Income Portfolio - Service Class 2:
2020	15,168	29.22	443,175	5.04	0.90	1.53
2019	15,341	28.78	441,558	5.13	0.90	13.75
2018	15,611	25.30	395,026	5.54	0.90	(4.49)
2017	16,834	26.49	446,013	5.21	0.90	5.96
2016	17,924	25.00	448,155	5.48	0.90	13.12
Fidelity® VIP Index 500 Portfolio - Initial Class:
2020	17,634	40.07	706,548	1.75	0.90	17.20
2019	18,520	34.19	633,227	2.00	0.90	30.20
2018	18,823	26.26	494,381	1.86	0.90	(5.37)
2017	19,277	27.75	534,922	1.82	0.90	20.65
2016	20,642	23.00	474,793	1.48	0.90	10.84

27

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)
Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2020	10,842	$55.60	$602,849	0.41%	0.90%	16.81%
2019	14,351	47.60	683,146	0.67	0.90	22.08
2018	15,210	38.99	593,103	0.40	0.90	(15.55)
2017	16,264	46.17	750,882	0.49	0.90	19.49
2016	17,947	38.64	693,551	0.32	0.90	10.91
Fidelity® VIP Overseas Portfolio - Initial Class:
2020	7,450	28.10	209,345	0.39	0.90	14.60
2019	13,614	24.52	333,877	1.75	0.90	26.59
2018	13,628	19.37	263,922	1.58	0.90	(15.56)
2017	13,714	22.94	314,591	1.46	0.90	29.17
2016	13,844	17.76	245,914	1.46	0.90	(5.93)
Franklin Global Real Estate VIP Fund - Class 2:
2020	11,080	19.91	220,656	3.11	0.90	(6.26)
2019	13,128	21.24	278,812	2.63	0.90	21.30
2018	14,731	17.51	257,949	2.68	0.90	(7.60)
2017	15,926	18.95	301,844	3.06	0.90	9.47
2016	16,741	17.31	289,784	1.21	0.90	(0.35)
Franklin Mutual Shares VIP Fund - Class 2:
2020	7,546	25.21	190,226	2.95	0.90	(5.90)
2019	7,090	26.79	189,907	1.87	0.90	21.50
2018	7,322	22.05	161,456	2.37	0.90	(9.89)
2017	8,205	24.47	200,757	2.23	0.90	7.37
2016	9,113	22.79	207,658	2.05	0.90	15.04
Franklin Small Cap Value VIP Fund - Class 2:
2020	6,648	44.53	296,054	1.48	0.90	4.24
2019	6,778	42.72	289,558	1.06	0.90	25.21
2018	7,447	34.12	254,040	0.90	0.90	(13.64)
2017	8,005	39.51	316,309	0.50	0.90	9.66
2016	8,841	36.03	318,543	0.83	0.90	29.05
Franklin Small-Mid Cap Growth VIP Fund - Class 2:
2020	5,851	47.47	277,804	-	0.90	53.67
2019	6,748	30.89	208,423	-	0.90	30.28
2018	7,851	23.71	186,162	-	0.90	(6.21)
2017	8,512	25.28	215,224	-	0.90	20.32
2016	9,397	21.01	197,453	-	0.90	3.24
Franklin U.S. Government Securities VIP Fund - Class 2:
2020	21,172	15.64	331,133	3.32	0.90	2.89
2019	27,581	15.20	419,195	2.88	0.90	4.32
2018	27,678	14.57	403,364	2.75	0.90	(0.61)
2017	28,267	14.66	414,276	2.65	0.90	0.48
2016	29,336	14.59	428,060	2.47	0.90	(0.27)

28

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)
Templeton Growth VIP Fund - Class 2:
2020	7,928	$21.70	$172,031	2.96%	0.90%	4.88%
2019	7,815	20.69	161,735	2.74	0.90	14.12
2018	7,740	18.13	140,347	1.97	0.90	(15.64)
2017	7,754	21.49	166,625	1.55	0.90	17.50
2016	8,841	18.29	161,738	2.03	0.90	8.61
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1:
2020	7,226	50.89	367,757	1.48	0.90	(0.53)
2019	7,102	51.16	363,368	1.58	0.90	25.64
2018	7,323	40.72	298,218	0.97	0.90	(12.64)
2017	8,034	46.61	374,474	0.79	0.90	12.75
2016	8,518	41.34	352,106	0.85	0.90	13.70
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1:
2020	3,995	42.73	170,690	0.96	0.90	12.68
2019	4,032	37.92	152,922	0.41	0.90	23.44
2018	4,202	30.72	129,051	0.38	0.90	(12.70)
2017	4,334	35.19	152,539	0.32	0.90	14.22
2016	4,442	30.81	136,891	0.53	0.90	19.14
T. Rowe Price Equity Income Portfolio:
2020	12,940	34.91	451,758	2.31	0.90	0.29
2019	17,134	34.81	596,531	2.30	0.90	25.26
2018	18,040	27.79	501,359	2.02	0.90	(10.33)
2017	18,417	30.99	570,686	1.72	0.90	14.99
2016	20,918	26.95	563,681	2.35	0.90	18.15
T. Rowe Price Mid-Cap Growth Portfolio:
2020	3,851	98.06	377,621	-	0.90	22.70
2019	4,032	79.92	322,239	0.14	0.90	30.12
2018	4,115	61.42	252,737	-	0.90	(2.91)
2017	4,265	63.26	269,812	-	0.90	23.68
2016	4,426	51.15	226,373	-	0.90	5.31
T. Rowe Price Moderate Allocation Portfolio:
2020	14,828	40.30	597,633	1.37	0.90	13.52
2019	19,140	35.50	679,566	1.96	0.90	18.73
2018	19,640	29.90	587,272	1.78	0.90	(5.95)
2017	20,797	31.79	661,064	1.51	0.90	16.40
2016	22,492	27.31	614,357	1.67	0.90	5.48
T. Rowe Price New America Growth Portfolio:
2020	7,277	61.13	444,816	-	0.90	43.09
2019	15,232	42.72	650,705	0.41	0.90	33.75
2018	16,001	31.94	511,156	0.15	0.90	0.25
2017	17,138	31.86	546,096	0.10	0.90	33.25
2016	18,425	23.91	440,616	0.04	0.90	0.38

29

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)
T. Rowe Price International Stock Portfolio:
2020	19,858	$22.84	$453,651	0.59%	0.90%	13.41%
2019	20,036	20.14	403,530	2.44	0.90	26.67
2018	19,997	15.90	318,037	1.32	0.90	(15.02)
2017	22,411	18.71	419,222	1.07	0.90	26.76
2016	24,971	14.76	368,499	1.08	0.90	1.23

Product C:
Calvert VP EAFE International Index Portfolio - Class F:
2020	704	$9.37	$6,591	3.46%	-%	7.09%
2019	-	-	-	-	-	-
2018	-	-	-	-	-	-
2017	-	-	-	-	-	-
2016	-	-	-	-	-	-
Calvert VP NASDAQ-100 Index Portfolio:
2020	415	19.80	8,218	0.47	-	34.60
2019	-	-	-	-	-	-
2018	-	-	-	-	-	-
2017	-	-	-	-	-	-
2016	-	-	-	-	-	6.36
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F:
2020	65	30.90	2,003	1.14	-	19.40
2019	60	25.88	1,560	0.93	-	24.78
2018	56	20.74	1,160	1.06	-	(11.48)
2017	53	23.43	1,248	0.80	-	14.13
2016	51	20.53	1,053	0.27	-	20.62
Calvert VP S&P MidCap 400 Index Portfolio - Class F:
2020	5,968	18.29	109,149	1.30	-	13.11
2019	5,276	16.17	85,330	1.19	-	25.54
2018	5,202	12.88	67,005	1.13	-	(11.54)
2017	5,687	14.56	82,834	1.08	-	10.05
2016	-	-	-	-	-	9.16
Columbia VP Small Cap Value Fund - Class 2:
2020	2,921	23.00	67,171	0.36	-	8.59
2019	2,388	21.18	50,576	0.28	-	21.03
2018	2,184	17.50	38,224	0.17	-	(18.19)
2017	2,396	21.39	51,252	0.31	-	14.02
2016	2,623	18.76	49,230	0.39	-	32.67
DWS International Growth VIP - Class A:
2020	35	21.73	765	1.45	-	22.70
2019	33	17.71	591	1.16	-	31.19
2018	31	13.50	418	1.05	-	(16.67)
2017	30	16.20	481	0.46	-	25.48
2016	28	12.91	363	0.88	-	3.69

30

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)
Federated Hermes Government Money Fund II - Service Shares:
2020	163	$10.34	$1,690	0.25%	-%	0.19%
2019	148	10.32	1,527	1.65	-	1.67
2018	130	10.15	1,318	1.30	-	1.20
2017	109	10.03	1,091	0.40	-	0.30
2016	22	10.00	220	-	-	-
Federated Hermes Managed Volatility Fund II - Primary Shares:
2020	13	12.06	162	2.76	-	0.92
2019	12	11.95	147	2.32	-	20.22
2018	11	9.94	110	-	-	(8.81)
2017	-	-	-	-	-	-
2016	-	-	-	-	-	-
Federated Hermes Quality Bond Fund II - Primary Shares:
2020	8,197	14.38	117,908	2.79	-	8.12
2019	9,157	13.30	121,816	2.89	-	9.38
2018	9,114	12.16	110,793	2.96	-	(0.57)
2017	9,036	12.23	110,493	2.98	-	4.09
2016	7,997	11.75	93,992	3.59	-	3.80
Fidelity® VIP Contrafund® Portfolio - Service Class 2:
2020	3,255	37.12	120,837	0.08	-	30.25
2019	3,770	28.50	107,457	0.22	-	31.28
2018	3,875	21.71	84,138	0.43	-	(6.66)
2017	4,263	23.26	99,143	0.79	-	21.59
2016	4,395	19.13	84,067	0.64	-	7.77
Fidelity® VIP Growth Portfolio - Service Class 2:
2020	2,777	46.72	129,717	0.04	-	43.53
2019	3,234	32.55	105,249	0.05	-	34.01
2018	3,426	24.29	83,235	0.04	-	(0.45)
2017	4,061	24.40	99,075	0.08	-	34.81
2016	4,345	18.10	78,630	-	-	0.56
Fidelity® VIP High Income Portfolio - Service Class 2:
2020	3,208	19.55	62,720	5.10	-	2.41
2019	2,974	19.09	56,765	5.20	-	14.79
2018	2,980	16.63	49,566	5.56	-	(3.65)
2017	3,006	17.26	51,887	5.38	-	6.94
2016	2,924	16.14	47,208	5.54	-	14.14
Fidelity® VIP Index 500 Portfolio - Service Class 2:
2020	329	37.21	12,258	1.51	-	17.90
2019	133	31.56	4,198	1.82	-	31.06
2018	127	24.08	3,061	1.59	-	(4.75)
2017	123	25.28	3,112	1.61	-	21.42
2016	119	20.82	2,476	1.42	-	11.58

31

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)
Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2020	2,417	$28.85	$69,750	0.40%	-%	17.85%
2019	1,988	24.48	48,657	0.69	-	23.20
2018	1,861	19.87	36,990	0.40	-	(14.79)
2017	2,048	23.32	47,755	0.50	-	20.52
2016	2,115	19.35	40,908	0.33	-	11.98
Fidelity® VIP Real Estate Portfolio - Service Class 2:
2020	1,843	22.40	41,280	2.00	-	(6.78)
2019	1,749	24.03	42,033	1.52	-	22.92
2018	1,864	19.55	36,438	2.63	-	(6.46)
2017	1,821	20.90	38,049	1.63	-	3.77
2016	1,569	20.14	31,601	1.26	-	5.50
Franklin Mutual Shares VIP Fund - Class 2:
2020	9,160	15.33	140,462	3.01	-	(5.08)
2019	8,337	16.15	134,630	1.89	-	22.53
2018	8,223	13.18	108,343	2.44	-	(9.04)
2017	8,359	14.49	121,118	2.24	-	8.38
2016	8,651	13.37	115,688	2.06	-	16.06
Franklin Small Cap Value VIP Fund - Class 2:
2020	293	27.72	8,129	1.65	-	5.20
2019	54	26.35	1,420	1.04	-	26.32
2018	51	20.86	1,068	0.91	-	(12.87)
2017	50	23.94	1,193	0.55	-	10.63
2016	48	21.64	1,047	0.80	-	30.20
Franklin U.S. Government Securities VIP Fund - Class 2:
2020	7,877	13.96	109,963	3.32	-	3.79
2019	8,859	13.45	119,109	2.84	-	5.24
2018	8,698	12.78	111,135	2.80	-	0.39
2017	8,549	12.73	108,867	2.68	-	1.27
2016	7,355	12.57	92,429	2.43	-	0.72
Templeton Global Bond VIP Fund - Class 2:
2020	3,956	10.85	42,910	8.50	-	(5.24)
2019	4,045	11.45	46,324	6.98	-	1.96
2018	3,965	11.23	44,514	-	-	2.00
2017	3,954	11.01	43,548	-	-	1.85
2016	3,722	10.81	40,221	-	-	2.95
T. Rowe Price Equity Income Portfolio:
2020	918	25.79	23,663	2.40	-	1.18
2019	816	25.49	20,807	2.33	-	26.38
2018	820	20.17	16,526	2.04	-	(9.47)
2017	794	22.28	17,698	1.75	-	15.98
2016	830	19.21	15,939	2.37	-	19.17

32

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)
T. Rowe Price International Stock Portfolio:
2020	9,145	$19.04	$174,083	0.60%	-%	14.49%
2019	9,125	16.63	151,767	2.52	-	27.73
2018	8,629	13.02	112,321	1.32	-	(14.17)
2017	9,232	15.17	140,066	1.13	-	27.91
2016	9,559	11.86	113,408	1.12	-	2.07

33

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

(A)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in direct reductions in the unit values. For subaccounts that contained net assets for a period less than the entire reporting period presented, average net assets have been calculated using only the period in which the subaccount contained net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(B)	These ratios represent the annualized policy expenses of the separate account for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(C)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts that contained net assets for a period less than the entire reporting period presented, total return has been calculated using only the period in which the subaccount contained net assets and has not been annualized.

34

EQUITRUST LIFE INSURANCE COMPANY

Statutory Financial Statements and Supplemental Schedules

December 31, 2020, 2019 and 2018

(With Independent Auditors’ Report Thereon)

EQUITRUST LIFE INSURANCE COMPANY

December 31, 2020, 2019 and 2018

Table of Contents

Page(s)

Independent Auditors’ Report	1–2

Statutory Financial Statements:

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus	3

Statutory Statements of Operations	4

Statutory Statements of Changes in Capital and Surplus	5

Statutory Statements of Cash Flow	6

Notes to the Statutory Financial Statements	7–60

Supplemental Schedules

Supplemental Schedule of Assets and Liabilities	61–63

Supplemental Summary Investment Schedule	64

Supplemental Investment Risk Interrogatories	65–69

Reinsurance Risk Interrogatories	70–72

KPMG LLP

Aon Center

Suite 5500

200 E. Randolph Street

Chicago, IL 60601-6436

Independent Auditors’ Report

The Audit Committee of the Board of Directors

EquiTrust Life Insurance Company:

We have audited the accompanying financial statements of EquiTrust Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2020, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Illinois Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by EquiTrust Life Insurance Company using statutory accounting practices prescribed or permitted by the Illinois Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
     KPMG International Limited, a private English company limited by guarantee.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of EquiTrust Life Insurance Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of EquiTrust Life Insurance Company as of December 31, 2020 and 2019, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2020, in accordance with statutory accounting practices prescribed or permitted by the Illinois Department of Insurance described in Note 2.

Other Matter

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the supplemental schedule of assets and liabilities, supplemental summary investment schedule, supplemental investment risk interrogatories, and reinsurance risk interrogatories is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Illinois Department of Insurance. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

Chicago, Illinois

May 14, 2021

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

December 31, 2020 and 2019

(In thousands of dollars, except per share data)

Admitted Assets	2020	2019
Bonds	$16,192,108	13,284,507
Preferred stock	220,734	91,059
Common stock, at fair value (cost of $245,863 in 2020 and cost of $177,605 in 2019)	242,704	195,062
Mortgage loans	1,884,324	1,116,785
Real estate	—	6,016
Cash, cash equivalents and short-term investments	1,399,404	3,210,081
Contract loans	9,110	11,775
Derivative instruments	5,212	13,581
Other invested assets	1,481,145	1,477,789
Receivables for securities	145,745	54,197
Total cash and invested assets	21,580,486	19,460,852
Investment income due and accrued	272,606	225,605
Amounts recoverable under reinsurance agreements	36,031	38,164
Assumed coinsurance funds withheld	256,288	251,017
Current federal income tax receivable	50,082	53,218
Receivables from parent, subsidiaries and affiliates	105,431	675
Other admitted assets	408	—
Assets held in separate accounts	734,010	705,976
Total admitted assets	$23,035,342	20,735,507
Liabilities, Capital and Surplus

Liabilities:
Life and annuity policy reserves	$14,498,526	13,505,766
Liability for deposit-type contracts	3,857,136	2,871,662
Policy and contract claims	102,357	86,912
Interest maintenance reserve	83,677	72,431
Amount payable under reinsurance agreements	3,341	1,581
Commissions to agents due and accrued	3,019	4,584
Deferred income tax liability	22,894	22,746
Payable to affiliates	155,096	71,124
Ceded coinsurance funds withheld	1,903,744	1,975,106
Payable for securities	36,707	11,191
Asset valuation reserve	222,229	185,198
Other liabilities	49,713	35,198
Liabilities related to separate accounts	734,010	705,976
Total liabilities	21,672,449	19,549,475
Capital and surplus:
Common stock, par value $1,500 per share – authorized 2,500 shares; issued and outstanding 2,000 shares	3,000	3,000
Additional paid-in capital	784,667	784,667
Unassigned funds	575,226	398,365
Total capital and surplus	1,362,893	1,186,032
Total liabilities, capital and surplus	$23,035,342	20,735,507

See accompanying notes to financial statements.

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Operations

Years ended December 31, 2020, 2019 and 2018

(In thousands of dollars)

	2020	2019	2018
Revenues:
Premiums and other considerations:
Life and annuity premiums	$1,923,851	1,787,020	1,556,593
Supplementary contracts with life contingencies	1,644	2,583	1,371
Net investment income	893,311	801,228	681,577
Commissions and expense allowances on reinsurance ceded	59,454	64,234	69,423
Net (loss) gain from separate accounts	—	—	(2,250)
Separate account fees	—	—	1,933
Interest and adjustments on policy or deposit-type contract funds	(21,017)	80,320	(62,064)
Other income	30	16	12,241
Total revenues	2,857,273	2,735,401	2,258,824
Benefits and expenses:
Benefits paid or provided for:
Death benefits	24,095	23,394	17,243
Annuity benefits	367,054	306,171	297,003
Surrender benefits	853,512	827,099	1,219,277
Other benefits	1,356	1,226	1,089
Increase in policy reserves	1,045,734	975,000	769,441
Total benefits paid or provided for	2,291,751	2,132,890	2,304,053
Commissions	233,411	250,943	178,576
Commissions and expense allowances on reinsurance assumed	2,441	2,613	2,808
General expenses	51,512	55,717	49,982
Insurance taxes, licenses and fees	4,701	3,463	12,491
Net transfers (from) to separate accounts	—	—	(506,063)
Total benefits and expenses	2,583,816	2,445,626	2,041,847
Gain from operations before federal income taxes and net realized capital losses	273,457	289,775	216,977
Federal income tax expense (benefit)	59,716	86,961	1,133
Gain from operations before net realized capital losses	213,741	202,814	215,844
Net realized capital gains (losses), less capital gains tax (benefit) of ($2,802) in 2020, ($4,441) in 2019, and ($159) in 2018 and amounts transferred to (from) interest maintenance reserve of $5,821 in 2020, $5,559 in 2019 and ($8,071) in 2018	(10,543)	(16,705)	(597)
Net income	$203,198	186,109	215,247

See accompanying notes to financial statements.

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Changes in Capital and Surplus

Years ended December 31, 2020, 2019 and 2018

(In thousands of dollars)

		Additional
	Common	paid-in	Unassigned	Total capital
	stock	capital	funds	and surplus
Balances at December 31, 2017	3,000	644,667	225,074	872,741
Net income for 2018	—	—	215,247	215,247
Change in net unrealized capital gains (losses) on investments	—	—	(196,098)	(196,098)
Change in deferred income taxes	—	—	53,583	53,583
Change in nonadmitted assets	—	—	(4,922)	(4,922)
Change in asset valuation reserve	—	—	(20,590)	(20,590)
Dividends to stockholder	—	—	(80,000)	(80,000)
Balances at December 31, 2018	3,000	644,667	192,294	839,961

Correction of an error (note 2)	—	—	(37,067)	(37,067)
Net income for 2019	—	—	186,109	186,109
Change in net unrealized capital gains (losses) on investments	—	—	276,188	276,188
Change in deferred income taxes	—	—	(73,182)	(73,182)
Change in nonadmitted assets	—	—	5,398	5,398
Change in asset valuation reserve	—	—	(26,375)	(26,375)
Paid in surplus	—	140,000	—	140,000
Dividends to stockholder	—	—	(125,000)	(125,000)
Balances at December 31, 2019	$3,000	784,667	398,365	1,186,032

Net income for 2020	—	—	203,198	203,198
Change in net unrealized capital gains (losses) on investments	—	—	6,049	6,049
Change in deferred income taxes	—	—	1,068	1,068
Change in nonadmitted assets	—	—	3,578	3,578
Change in asset valuation reserve	—	—	(37,032)	(37,032)
Balances at December 31, 2020	3,000	784,667	575,226	1,362,893

See accompanying notes to financial statements.

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2020, 2019 and 2018

(In thousands of dollars)

	2020	2019	2018
Cash flow from operating activities:
Premiums and other considerations received, net of reinsurance paid	$1,925,495	1,789,603	1,557,963
Net investment income received	858,290	812,635	712,512
Funds held by reinsurers and miscellaneous income (loss)	56,346	43,869	84,999
	2,840,131	2,646,107	2,355,474
Benefits paid	(317,329)	(229,966)	(1,265,681)
Net transfers from (to) separate accounts	—	—	506,686
Commissions, expenses paid and aggregate write-ins for deductions	(294,354)	(319,779)	(241,107)
Federal income taxes received (paid)	(59,599)	(72,555)	(19,673)
Net cash provided by operations	2,168,849	2,023,807	1,335,699
Cash flow from investing activities:
Proceeds from sales, maturities or repayments of investments:
Bonds	3,495,718	4,309,962	1,581,859
Stocks	71,995	124,468	50,067
Mortgage loans	225,844	144,921	287,551
Real estate	3,748	—	—
Other invested assets	187,375	498,436	737,872
Derivatives and miscellaneous proceeds	(14,311)	617,514	69,447
Total proceeds from sales, maturities or repayments of investments	3,970,369	5,695,301	2,726,796
Cost of investments acquired:
Bonds	(6,247,517)	(5,065,201)	(3,984,532)
Stocks	(340,461)	(188,973)	(30,241)
Mortgage loans	(994,824)	(396,183)	(136,721)
Real estate	(154)	(253)	—
Other invested assets	(201,269)	(92,194)	(441,745)
Miscellaneous applications	(91,548)	(39,970)	(654,571)
Total cost of investments acquired	(7,875,773)	(5,782,774)	(5,247,810)
Net (increase) decrease in contract loans	2,664	449	1,201
Net cash provided by (used in) investment activities	(3,902,740)	(87,024)	(2,519,813)
Cash flow from financing and miscellaneous activities:
Other cash provided (used):
Dividends to stockholders	—	(125,000)	(80,000)
Funds held under coinsurance	(71,362)	(73,896)	(107,494)
Paid in surplus	—	140,000	—
Changes in receivable from subsidiary	(57,971)	12,436	75,827
Company owned life insurance	—	(17)	172,474
Other sources, net	52,547	8,602	(127,441)
Net cash used in financing and miscellaneous activities	(76,786)	(37,875)	(66,634)
Net increase (decrease) in cash, cash equivalents and short-term investments	(1,810,677)	1,898,908	(1,250,748)
Cash, cash equivalents and short-term investments:
Beginning of year	3,210,081	1,311,173	2,561,921
End of year	$1,399,404	3,210,081	1,311,173
Supplemental disclosures of noncash transactions:
Interest capitalization on bonds	5,075	5,498	10,032
Tax free exchanges-bonds	771,247	251,478	589,038
Taxable exchanges-bonds	(4,442)	(6,807)	(9,889)
Contract loans	—	—	312,223

See accompanying notes to financial statements.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

(1)         Organization

EquiTrust Life Insurance Company (EquiTrust or the Company) operates in the life insurance industry, distributing individual annuity and life products through independent insurance marketing organizations and broker dealers. The Company is domiciled in Illinois and licensed to do business in forty-nine states and the District of Columbia. The Company has a closed block of annuity business that was assumed through a coinsurance agreement. The Company also has executed reinsurance treaties with former affiliated and nonaffiliated companies, to both assume and cede blocks of annuity business (see note 9).

On June 23, 2015, June Bug Insurance Holdings, LLC became the majority controlling shareholder of the Company. Mr. Earvin Johnson is the sole owner of June Bug Lifetime Trust, which owns 100% of the common membership interests in June Bug Insurance Holdings, LLC. June Bug Insurance Holdings, LLC owns a controlling interest in EquiTrust Investor Holdings, LLC, the 100% owner of the Company through wholly owned subsidiaries.

(2)         Summary of Significant Accounting Policies

(a)         Basis of Presentation

The accompanying financial statements have been prepared on the basis of statutory accounting practices prescribed or permitted by the Illinois Department of Insurance, a comprehensive basis of accounting that differs from generally accepted accounting principles in the United States (GAAP). The Illinois Department of Insurance requires insurance companies domiciled in the state of Illinois to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP). At December 31, 2020 and 2019, the Company had no permitted or prescribed practices, other than NAIC SAP.

The Financial Accounting Standards Board promulgates the accounting principles for financial statements that are prepared in conformity with U.S. GAAP (GAAP) with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP as having been prepared in accordance with GAAP. The primary differences between GAAP and NAIC SAP are summarized as follows:

Under GAAP:

•                  The Asset Valuation Reserve (AVR) and Interest Maintenance Reserve (IMR) are eliminated as investments with unrealized gains and losses reported directly in equity and the realized gains and losses reported in income;

•                  Certain assets designated under NAIC SAP as “nonadmitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•                  Certain policy acquisition costs and deferred sales inducements are deferred and amortized rather than being charged to operations as incurred;

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

•                  Policy and contract reserves for traditional life insurance are based on best estimates of expected mortality, morbidity, persistency and interest, including provision for the risk of adverse deviation, with original assumptions continuing to be used in subsequent accounting periods to determine changes in the liability for future policy benefits unless a premium deficiency exists rather than being based on prescribed statutory methodologies;

•                  Policy reserves on universal life and certain investment products are reported at account value, including additional liabilities for certain guaranteed benefits such as lifetime income benefit riders valued using actuarial assumptions for GAAP, rather than using prescribed statutory methodologies under NAIC SAP;

•                  Insurance contracts that contain an embedded derivative, including fixed index annuities, are bifurcated from the host contract and accounted for separately at fair value while the host is accreted to the estimated future minimum guarantee value using the effective interest method. Under NAIC SAP, contracts that contain an embedded derivative are not bifurcated and are accounted for as part of the host contract;

•                  Investments in wholly-owned insurance subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying audited GAAP equity of a non-insurance subsidiary or statutory surplus of a domestic insurance subsidiary;

•                  Bonds designated as available for sale and trading securities are reported at fair value for GAAP rather than at amortized cost, with unrealized gains and losses reported in equity and income, respectively;

•                  Equity securities are reported at fair value for GAAP with any changes reported in earnings, rather than unrealized gains and losses reported in capital and surplus.

•                  Surplus notes designated as available for sale are reported at fair value for GAAP with unrealized gains and losses reported in equity whereas surplus notes rated by an NAIC Credit Rating Provider (CRP) with a designation equivalent of NAIC 1 or NAIC 2 shall be reported at amortized cost and those with an NAIC designation equivalent of NAIC 3 to NAIC 6 shall be reported at the lesser of amortized cost or fair value;

•                  Preferred stock designated as available for sale and trading securities are reported at fair value for GAAP rather than at amortized cost for preferred stocks designated highest-quality to medium-quality (NAIC designations RP1 to RP3 and P1 to P3) or the lower of amortized cost or fair value for preferred stocks that are designated low quality to in or near default (NAIC designations RP4 to RP6 and P4 to P6, respectively);

•                  Under GAAP, money market mutual funds are classified as short term investments and as cash equivalents for NAIC SAP;

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

•                  Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for NAIC SAP. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for NAIC SAP;

•                  The statements of cash flow reconcile to changes in cash and cash equivalents with original maturities of three months or less. Under NAIC SAP, the statements of cash flow reconcile to changes in cash, cash equivalents and short-term investments with original maturities of one year or less. A reconciliation of net income to net cash providing by operating activities is not required;

•                  Premiums, benefits and reserve changes for deposit-type and investment contracts are not included in revenue or benefits in the statement of operations; and,

•                  Generally, changes in deferred taxes are reported as a component of net income under GAAP. Under NAIC SAP, a net deferred tax asset (“DTA”), for the tax effect of timing differences between book and tax assets and liabilities, is only reported as an admitted asset to the extent that it is realizable within three years and represents less than 15% of capital and surplus (adjusted to exclude any net DTAs, electronic data processing (“EDP”) equipment and operating system software and any net positive goodwill), subject to limits set by Statement of Statutory Accounting Principles (“SSAP”) No. 101. The change in net deferred tax asset is recorded directly to surplus.

(b)         Risks and Uncertainties

Financial Statements — The preparation of the Company’s statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those statements.

Investments — The Company is exposed to risks that issuers of securities owned by the Company will default or that interest rates will change and cause a decrease in the value of its investments. Management attempts to mitigate these risks by investing in high-grade securities and loans and by matching maturities of its investments with the anticipated payouts of its liabilities.

Other — As a result of the spread of the COVID-19 coronavirus, economic uncertainties have arisen which may have an impact on the Company’s capital position. As the economic uncertainties are ongoing, the potential impact continues to vary and is unknown at this time. The Company has implemented business continuity plans that were already in place to ensure the availability of services for our customers, work at home capabilities for our staff, where appropriate, and other ongoing risk management activities related to the current ongoing market stress.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

(c)          Investments

All securities are accounted for as of the date the investments are purchased or sold (trade date).

Bonds

The Securities Valuation Office (SVO) of the NAIC evaluates the credit quality of the Company’s bond investments when not otherwise evaluated by an independent CRP and issues related credit ratings. Bonds rated “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the financial statements at amortized cost, less any valuation impairment. Bonds rated “6” (lowest quality) are reported at the lower of amortized cost or fair value. The effective interest method is used to amortize any purchase premium or discount.

Included within bonds are loan-backed and structured securities. The carrying value of most residential mortgage-backed securities and commercial mortgage-backed securities is determined based on the results of financial modeling performed by a third party, including estimates of future prepayments that are obtained from independent sources. Certain other loan-backed and structured securities are subject to a two-step rating process developed by the SVO for determining carrying value. The carrying value of loan-backed and structured securities in default that are other than temporarily impaired is based upon estimated cash flows discounted at the current effective yield when the intent and ability exists to hold the security until recovery of that value, otherwise such securities are carried at the lower of amortized cost or fair value.

Prepayment assumptions are updated at least quarterly, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

Preferred Stocks

Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6. Preferred stocks with an NAIC rating designation of 4, 5, or 6 are stated at the lower of amortized cost or fair value. Redeemable preferred stock must be redeemed by the issuing enterprise or is redeemable at the option of the reporting entity. Perpetual preferred stock has no redemption or sinking fund features or redeemable at the option of the issuer.

Common Stocks

Unaffiliated common stocks are stated at fair value, with changes in unrealized gains or losses credited or charged directly to unassigned surplus, net of tax. Affiliated common stocks are carried at underlying audited U.S. GAAP equity.

Mortgage Loans

Mortgage loans are stated at amortized cost, net of valuation allowances. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

mortgage over its estimated fair value through surplus. Changes in valuation reserves for temporary impairments on mortgages are included in net unrealized capital gains/losses on investments in surplus. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized capital loss and any temporary valuation allowance is reversed. The Company had no mortgage valuation allowances at December 31, 2020 and 2019.

Real Estate

Properties held for sale are stated at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell the property. Depreciation is computed on a straight-line basis for all real estate holdings. There were no encumbrances as of December 31, 2020 or 2019.

Cash, Cash Equivalents and Short-Term Investments

Cash constitutes a medium of exchange that a bank or other similar financial institution will accept for deposit and allow an immediate credit to the depositor’s account. Also classified as cash for financial statement purposes, although not falling within the above definition of cash, are savings accounts and certificates of deposits or other similar financial instruments with maturity dates within one year or less from the acquisition date.

Cash equivalents are highly liquid, short-term investments with original maturities of three months or less that are both readily convertible to known amounts of cash and so near their maturity that they present insignificant risk of changes in value because of changes in interest rates and are typically reported at amortized cost. Money market mutual funds that are registered under the Investment Company Act of 1940 are reported as cash equivalents and carried at fair value or net asset value as a practical expedient. Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not impaired are stated at amortized cost using the effective interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans

Contract loans are secured by the cash surrender value or collateral assignment of the related policy or contract and are stated at outstanding principal balances inclusive of any unpaid accrued interest more than 90 days past due. The excess of unpaid contract loan balances over the cash surrender value, if any, is nonadmitted and reflected as an adjustment to surplus. Unpaid interest is capitalized on the policy or contract anniversary date.

Derivative Instruments

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are marked to fair value. Changes in fair value are recorded as unrealized gains and losses within surplus.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

Other Invested Assets

Other invested assets are primarily comprised of investments in limited liability companies, surplus notes, limited partnerships and collateral loans. Investments in limited liability companies and limited partnerships are stated based on the underlying GAAP audited equity of the investee. Surplus notes rated NAIC 1 or NAIC 2 by an NAIC CRP are carried at amortized cost and at the lesser of amortized cost of fair value if rated NAIC 3 to NAIC 6. Collateral loans are carried at unpaid principal balance.

Receivable/Payable for Securities

The Company has entered into agreements to purchase or sell certain securities as of December 31, 2020 and 2019 that have not yet settled and are recorded as a receivable or payable at amortized cost.

Reverse Repurchase Agreements

The Company enters into reverse repurchase agreements under which the Company is the secured lender. Under these agreements, the Company receives unrestricted collateral which has a fair value as of the transaction date of no less than 102% of the value of cash loaned. The Company loaned cash in the amount of $556,360 and $588,360 at December 31, 2020 and 2019, respectively, and recorded the loaned amounts as either short term investments or cash equivalents.

Net Investment Income

Investment income is recorded when earned. Dividends are recorded on the ex-dividend date. See note 6 for further discussion of the Company’s investment income.

Investment Income Due and Accrued

Accrued investment income is comprised of accrued interest on bonds, preferred stock, short-term investments, mortgage loans, contract loans, other invested assets and dividends declared but not yet received. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus in the statements of changes in capital and surplus. The Company has no accrued investment income more than 90 days past due as of December 31, 2020 and 2019.

Investment Capital Gains and Losses

Realized capital gains and losses are determined on the basis of the specific identification method. Realized capital losses also include valuation adjustments for impairments of bonds, mortgage loans, common and preferred stocks and other investments that have experienced a decline in fair value that management considers to be “other-than-temporary.” In determining whether impairments are other-than-temporary, management considers the size of the excess of carrying value over fair value, the likelihood and expected timing of a recovery in value, the credit quality and financial condition of the issuer, management’s intent to sell when a decline is due to interest rates, and management’s intent and ability to hold the investment until

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

maturity or a recovery in the investment’s fair value. When it is determined that an investment (other than loan backed structured securities, discussed below) is other-than-temporarily impaired, the cost basis of the investment is written down to fair value through a change recorded in net realized capital losses in the statements of operations.

For loan backed and structured securities the determination of other-than-temporary impairment (OTTI) is based on an estimate of the noninterest loss, which is recognized in net realized capital losses in the statements of operations. To the extent the Company determines that a non-structured security, corporate bond, common stock, preferred stock or mortgage loan is deemed to be OTTI, the difference between the cost of the security and fair value is recorded as a realized loss and the carrying amount of the investment is written down to its estimated fair value through realized capital losses. In accordance with SSAP No. 43R, Loan-backed and Structured Securities, securities with OTTI are required to be written down to fair value only if the Company intends to sell or cannot assert the intent and ability to hold the investment until its anticipated recovery. However, if the Company can assert the intent and ability to hold the investment until its anticipated recovery, the valuation adjustment is based on the discounted future expected cash flows of the security discounted at the securities original effective interest rate.

Realized capital gains and losses as reported in the statements of operations are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest-rate related capital gains or losses.

Unrealized capital gains and losses include changes in the fair value of common stocks, interest rate swaps, certain bonds and preferred stocks carried at fair value due to NAIC rating, and change in the equity method share of the accumulated earnings of limited liability companies and partnerships and are reported net of any related changes in deferred taxes. Changes in unrealized capital gains and losses are reported in the statements of changes in capital and surplus.

(d)         Company Owned Life Insurance

Company owned life insurance (COLI) was life insurance purchased on key employees, executives, and directors of the Company, whereby the Company is the primary beneficiary of the policies and has obtained the rights to control the policies. COLI is recorded at the policy’s cash surrender value. All COLI policies were surrendered in 2018.

(e)          Nonadmitted Assets

For statutory accounting purposes, certain assets are designated as nonadmitted assets (principally electronic data processing equipment, furniture and equipment and affiliated investments). EquiTrust had $2,939 and $6,517 in nonadmitted assets at December 31, 2020 and 2019, respectively.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

(f)            Separate Accounts

The assets and liabilities of the separate account shown in the statements of admitted assets, liabilities, and capital and surplus are reported at fair value or in accordance with the valuation procedures in the applicable contract. The basis used for the separate accounts are as follows:

Separate Account I: Maintained for the benefit of the separate account policy holders and is legally insulated from general account claims. The assets and liabilities are reported at fair value.

Separate Account II: Maintained for the benefit of the separate account policy holders and is legally insulated from general account claims. The assets and liabilities for the Private Placement Funding Agreements, issued in 2018, are reported at contract value

Separate Account III: Maintained for the benefit of the Company and was not legally insulated. All assets and liabilities were transferred to the general account in 2018 at the direction of the Illinois Department of Insurance and subsequently liquidated in 2019.

(g)         Premium Revenue and Related Expenses

Annuity considerations are recognized as revenue when received. Life insurance premiums are recognized as revenue over the premium-paying period of the related policies when due. Premiums for traditional life insurance products are recognized as revenue when due. Considerations for deposit-type contracts, which do not have any life contingencies, are recorded directly to the related liability. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

(h)         Commission

On certain products, the Company pays trail commissions linked to persistency through the end of the surrender periods to insurance agencies and records levelized commission expense over the surrender periods. Commissions incurred are reported in the statements of operations as commissions under benefits and expenses. The Company made payments on levelized commission as of December 31, 2020, 2019, and 2018 of $200,880, $207,956 and $162,432, respectively. One of the insurance agencies is Elsmere Insurance Agency, LLC, a former affiliate.

(i)            Policy Reserves and Liabilities for Deposit-Type Contracts

Policy reserves and liabilities consist of life and annuity policy reserves and deposit-type contracts.

Life and Annuity Policy Reserves

Life and annuity policy liabilities are developed using prescribed actuarial methods and are intended to provide, in the aggregate, reserves that are greater than, or equal to, the minimum or guaranteed policy cash values or the amounts required by law. Life reserves are calculated in accordance with the Commissioner’s Reserve Valuation Method (CRVM) and Actuarial

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

Guideline 36 as applicable. Annuity reserves are calculated in accordance with the CARVM and Actuarial Guidelines 33 and 35, as applicable. Mortality is based on the appropriate table from the year of issue, most recently the 2001 CSO table for life insurance and the 2012 IAR table for annuities. Valuation interest rates are also based on liability type and year of issue; the rates range from 2.50% to 8.75%. The liability under Standard Valuation Law (SVL) for income benefit riders is based on the greatest present value of all potential future guaranteed benefits. For policies with lifetime income benefit rider, there is an additional benefit stream included in the calculation. The inputs used in the calculation of the liability for lifetime benefit riders are prescribed by SVL and generally require reserves for the worst case scenario.

Deposit-Type Contracts

Liabilities for funding agreements, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

Policy and Contract Claims

The liability for policy and contract claims is based upon the estimated ultimate cost of settling the claims, using past experience adjusted for current trends, and any other factors that modify past experience.

(j)            Income Taxes

The Company uses a balance sheet approach of accounting for federal income taxes. Current income taxes incurred are charged to the statements of operations based on estimates for the current year. Under the balance sheet method, deferred tax assets, net of any nonadmitted portion, and deferred tax liabilities are recognized for the future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected on which those temporary differences are expected to be recovered or settled. The change in deferred taxes is charged or credited directly to surplus. The net deferred tax assets recorded is subject to the admissibility limitations and a valuation allowance, as applicable, set forth in SSAP No. 101, Income Taxes.

(k)         Reinsurance

Assumed reinsurance premiums, claims and claim adjustment expenses are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. For ceded business, the Company remains contingently liable for the liabilities in the event the reinsurers are unable to meet their obligations under the reinsurance agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors its concentration of credit risk.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

(l)            Amounts Recoverable and Payable Under Reinsurance Agreements

Amounts recoverable and payable under reinsurance agreements include amounts recoverable or due related to net settlements with assumed, ceded and retrocedant activity.

(m)      IMR/AVR

The Company is required to maintain an IMR and AVR. The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold. The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the statements of changes in capital and surplus.

(n)         Funds Withheld

The Company has coinsurance arrangements with funds withheld where the Company is both the ceding entity and the assuming entity. The following accounting applies to coinsurance arrangements with funds withheld:

The Company as Ceding Entity

Premiums paid or payable to the reinsurer reduce premium income. Policy benefit payments paid by the reinsurer reduce reported policy benefits. Commissions and expense allowances owed by the reinsurer are reported separately in the statements of operations as they are incurred. A net reduction to policy reserves is taken for the portion of the obligation assumed by the reinsurer. Any funds withheld by the Company as the ceding entity are recorded as a separate funds held liability in the statements of admitted assets, liabilities and capital and surplus.

The Company as Assuming Entity

Premiums received or receivable by the Company increase premium income. Policy benefit payments paid by the Company increase the reported policy benefits. Commissions and expense allowances owed by the Company are reported separately in the statements of operations when incurred. The Company records its share of the statutory policy reserves attributable to the business identified in the contract. Any funds withheld by the ceding entity are recorded by the Company as a separate funds held asset in the statements of admitted assets, liabilities and capital and surplus.

The Company also has a modified coinsurance arrangement with funds withheld where the Company is the ceding entity. The following accounting applies to modified coinsurance arrangements with funds withheld:

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

Ceding Entity

The Company retains assets equal to the modified coinsurance reserve. Premiums paid or payable to the reinsurer net of any experience refunds result in the reduction of premium income. Policy benefit payments paid by the reinsurer reduce reported policy benefits. Expense allowances paid by the reinsurer are reported separately in the statements of operations as they are incurred. The modified coinsurance reserve is included in policy reserves in the statements of admitted assets, liabilities and capital and surplus.

(o)         Accounting Changes and Correction of Errors

The Company’s December 31, 2019 financial statements reflect a prior period adjustment relating to the recording of other invested assets in the statutory statements of admitted assets, liabilities, and capital and surplus. As of December 31, 2018, other invested assets was overstated by $41,966 and deferred tax assets was understated by $4,899 related to the carrying value and tax basis of two LLC investments that provide the Company with investment tax credits. The net impact of the correction has been recorded as a decrease to capital and surplus of $37,067 as of January 1, 2019 in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors.

There are no accounting changes or corrections of errors in 2020 or 2018.

(3)         Disclosures Concerning Fair Value of Financial Instruments

(a)         Financial Instruments Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flow. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including noninvestment type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value to the Company.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements and Disclosures. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

The levels of the fair hierarchy are as follows:

Level 1                  Fair value is based on unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2                  Fair value is based on quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3                  Fair value is based on valuations derived from techniques in which one or more significant inputs are unobservable (supported by little or no market activity). Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time, there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source of the information from which we obtain the information. Transfers in or out of any level are measured as of the beginning of the period.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

For financial instruments, the statement value and fair value, including level within the fair value hierarchy, at December 31, 2020 and 2019 were as follows:

	December 31, 2020
	Statement					Net asset
	value	Fair value	Level 1	Level 2	Level 3	value
General account assets:
Bonds	$16,192,108	16,933,203	108,923	16,066,952	757,328	—
Preferred stocks	220,734	222,196	—	119,853	102,343	—
Common stocks	242,704	242,704	—	167,350	75,354	—
Mortgage loans	1,884,324	1,927,471	—	1,927,471	—	—
Cash, cash equivalents and short-term investments	1,399,404	1,399,404	1,020,704	378,700	—	—
Contract loans	9,110	9,110	—	—	9,110	—
Other invested assets	1,481,145	1,492,860	—	937,557	295,863	259,440
Derivative instruments	5,212	5,212	—	5,212	—	—
Separate account assets	734,010	637,789	76,042	—	561,747	—

General account liabilities:
Liability for deposit-type contracts	$3,857,136	3,857,136	—	—	3,857,136	—
Derivative liabilities	10,945	10,945	—	10,945	—	—
Separate account liabilities	734,010	637,789	76,042	—	561,747	—

	December 31, 2019
	Statement					Net asset
	value	Fair value	Level 1	Level 2	Level 3	value
General account assets:
Bonds	$13,284,507	13,639,202	1,214	13,331,887	306,101	—
Preferred stocks	91,059	91,059	—	—	91,059	—
Common stocks	195,062	195,062	—	107,196	87,866	—
Mortgage loans	1,116,785	1,132,107	—	1,132,107	—	—
Cash, cash equivalents and short-term investments	3,210,081	3,210,081	2,621,721	588,360	—	—
Contract loans	11,775	11,775	—	—	11,775	—
Other invested assets	1,477,790	1,490,559	—	1,019,663	215,224	255,672
Derivative instruments	13,581	13,581	—	13,581	—	—
Separate account assets	705,976	609,755	74,164	—	535,591	—

General account liabilities:
Liability for deposit-type contracts	$2,871,662	2,871,662	—	—	2,871,662	—
Derivative liabilities	746	—	—	746	—	—
Separate account liabilities	705,976	609,755	74,164	—	535,591	—

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

(I)                                   Bonds

The statutory basis of accounting permits fair value disclosures for bonds to be based on valuations published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. Management takes into consideration several sources of data in determining the fair values of bonds. The Company’s valuation policy dictates that prices are initially sought from third party pricing services. In the event that pricing is not available from these services, or upon review of the prices provided it is determined the prices may not be reflective of market conditions, those securities are submitted to brokers to obtain quotes. The Company evaluates the third party pricing services and brokers to assess whether the vendor applies methodologies that will provide an appropriate value. The disclosure of fair value for bonds is primarily based on third party pricing services or broker quotes. For privately placed long-term bond investments without a readily ascertainable fair value, such values were determined utilizing a discounted cash flow methodology based on readily observable coupon rates, maturity provisions and credit assumptions from nearly-identical or similar investments.

The Company takes into consideration both qualitative and quantitative factors as part of its analysis, including but not limited to, an overall analysis of portfolio fair value movement against general movements in interest rates and spreads. The Company also compares price movement trends, considering the reasons for both significant price movements between periods and a lack of movement where the Company has become aware of securities that experienced a positive or negative credit or other event that would suggest the price provided has not captured market activity.

(II)                              Preferred Stocks

The fair values of preferred stocks are determined using prices provided by third party pricing services or broker quotes.

(III)                         Common Stocks

The fair value of unaffiliated common stocks is based on quoted market prices, where available. The Company records its investments in mutual funds based on the underlying U.S. GAAP audited equity of the investee which is measured at fair value.

(IV)                          Mortgage Loans

The fair value of mortgage loans is determined by a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions. Depending on the credit quality and remaining term of the mortgage loan, the discount rate incorporates a spread that typically ranges from 210 to 410 basis points over treasury rates of a comparable tenor.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

(V)                               Cash, Cash Equivalents and Short-Term Investments

The carrying values approximate fair value.

(VI)                          Contract Loans

The carrying values approximate fair value.

(VII)                     Other Invested Assets

The fair values of other invested assets in the table above, which consist of limited partnerships, limited liability companies, collateral loans, and surplus notes are determined as follows:

(a)                                 Limited Partnerships and Limited Liability Companies

As allowed by NAIC SAP, fair values are not assigned to investments accounted for using the equity method.

(b)                                 Collateral Loans

The fair value of collateral loans is determined using interest and principal at a yield of interpolated swaps plus a spread. Due to the call feature, the fair value of collateral loans typically approximates their carrying value.

(c)                                  Surplus Notes

The fair value of surplus notes is obtained from third party independent pricing services.

(VIII)                Derivative Financial Instruments

The Company’s derivative instruments and collateral generally represent those traded in over-the-counter markets for which fair value is estimated by the Company personnel using industry-standard models with market-observable inputs such as swap yield curves, London Interbank Offered Rate (LIBOR) basis curves, option volatilities and credit spreads. The Company’s derivative collateral payable primarily consists of U.S. treasuries and/or cash equivalents, for which cost approximates fair value.

(IX)                         Separate Accounts

Separate account assets and liabilities are carried at fair value or if there is no available market, then in accordance with the valuation procedures in the applicable contract. Separate account assets carried at fair value consist of investments recorded at net asset value and valued using a discounted cash flow methodology based on coupon rates, maturity provisions, and credit assumptions.

Separate accounts assets carried at contract value, were $118,141 and $109,476 as of December 31, 2020 and 2019, respectively.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

(X)                              Deposit-Type Contracts

For deposit-type contracts, the carrying value is payable upon demand, net of surrender charges. The account value of deposit-type contracts approximates fair value. Included in deposit-type contract liabilities are funding agreements with the Federal Home Loan Bank of Des Moines (FHLB). The Company manages these funds in an investment spread strategy, consistent with its other investment spread operations. Accordingly, the Company considers these funds policyholder liabilities (see note 11). Fair value of the FHLB funding agreements is equal to outstanding principal plus accrued interest.

(b)         Valuation of Financial Instruments held at Fair Value by Fair Value Hierarchy Levels

The following table presents the Company’s assets and liabilities measured at fair value in the statements of admitted assets, liabilities, capital and surplus as of December 31, 2020 and 2019:

	December 31, 2020
	Level 1	Level 2	Level 3	Total
General account investment assets:
Bonds	$—	—	2,075	2,075
Common stocks	—	167,350	75,354	242,704
Derivatives	—	5,212	—	5,212
Separate account assets	76,042	—	561,747	637,789

General account liabilities:
Derivative liabilities	—	10,945	—	10,945

Separate account liabilities	$76,042	—	561,747	637,789

	December 31, 2019
	Level 1	Level 2	Level 3	Total
General account investment assets:
Bonds	$—	—	2,354	2,354
Common stocks	—	107,196	87,866	195,062
Derivatives	—	14,327	—	14,327
Separate account assets	74,164	—	535,591	609,755

General account liabilities:
Derivative liabilities	—	—	—	—

Separate account liabilities	$74,164	—	535,591	609,755

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

The Company may reclassify assets reported at fair value on a recurring basis between levels of the SSAP No. 100R fair value hierarchy if appropriate based on changes in the quality of valuation inputs available during a reporting period. There are no transfers between Level 1 and Level 2 during the years ended December 31, 2020 and 2019.

The following tables summarize the changes in fair value of Level 3 financial instruments measured at fair value for the years ended December 31, 2020 and 2019:

								Transers to/	Ending
	Balance,	Total gains or losses						from sepearte	balance,
	December 31,	Included in	Included			Transfer into	Transfer out	account assets/	December 31,
	2019	net income	in Surplus	Purchases	Sales	Level 3	of Level 3	liabilities	2020
Bonds	$2,354	—	(763)	—	(221)	704	—	—	2,074
Common stocks	87,866	(6,398)	(22,821)	18,952	(2,245)	—	—	—	75,354
Separate account assets/liabilities	535,591	43,334	—	—	(17,178)	—	—	—	561,747
Total	$625,811	36,936	(23,584)	18,952	(19,644)	704	—	—	639,175

								Transers to/	Ending
	Balance,	Total gains or losses						from sepearte	balance,
	December 31,	Included in	Included			Transfer into	Transfer out	account assets/	December 31,
	2018	net income	in Surplus	Purchases	Sales	Level 3	of Level 3	liabilities	2019
Bonds	$6,909	47	(4,602)	—	—	—	—	—	2,354
Common stocks	63,039	2	2,174	36,598	(13,947)	—	—	—	87,866
Separate account assets/liabilities	520,222	33,423	—	—	(18,054)	—	—	—	535,591
Total	$590,170	33,472	(2,428)	36,598	(32,001)	—	—	—	625,811

At the beginning of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an instrument to be transferred between levels.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for recurring fair value measurements categorized within Level 3:

	December 31, 2020
	Assets/			Input/range
	liabilities		Unobservable	of inputs
	measured at	Valuation	input	(weighted
	fair value	technique(s)	description	average)
Assets:
Bonds:
Other debt obligations	$495	Distressed pricing	Discount rate	15.00%
Other debt obligations	1,580	Distressed pricing	Expected recovery	N/A
Total bonds	$2,075

Equities:
Industrial	$6,928	Discounted cashflow	Discount rate	27.50%
Industrial	2,509	Discounted cashflow	Discount rate	10.00%
Industrial	5,370	Discounted cashflow	Discount rate	32.50%
Industrial	1,209	Discounted cashflow	Discount rate	11.60%
Industrial	3,193	Discounted cashflow	Discount rate	19.50%
Industrial	47,636	Discounted cashflow	Discount rate	19.21%
Funds	8,509	Model price	3rd party valuation	N/A
Total equities	$75,354

Separate accounts:
Funds	561,747	Net asset value	Net asset value	N/A
Total separate accounts	$561,747

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

	measured at	Valuation	input	(weighted
	fair value	technique(s)	description	average)
Assets:
Bonds:
Other debt obligations	$2,354	Distressed pricing	Expected recovery	N/A
Total bonds	$2,354

Equities:
Industrial	$14,154	Discounted cashflow	Discount rate	9.25%
Industrial	1,819	Discounted cashflow	Discount rate	9.75%
Industrial	12,696	Discounted cashflow	Discount rate	10.25%
Industrial	1,479	Discounted cashflow	Discount rate	11.06%
Industrial	11,776	Discounted cashflow	Discount rate	14.25%
Industrial	30,803	Discounted cashflow	Discount rate	15.72%
Funds	15,139	Model price	3rd party valuation
Total equities	$87,866

Separate accounts:
Funds	535,591	Net asset value	Net asset value	N/A
Total separate accounts	$535,591

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

(4)         Investments

The carrying value and fair value of investments in bonds and equity securities as of December 31, 2020 and 2019 are as follows:

	2020
		Gross	Gross
	Carrying	unrealized	unrealized	Estimated
	value	gains	losses	fair value
Bonds:
U.S. governments	$524,928	28,122	(318)	552,732
U.S. states, territories and possessions	21,449	4,879	—	26,328
U.S. political subdivisions of states, territories and possessions	311,971	1,229	(167)	313,033
U.S. special revenue, special assessment obligations	1,153,409	80,700	(767)	1,233,342
Industrial and miscellaneous unaffiliated	13,855,613	714,724	(101,090)	14,469,247
Hybrid securities	269,260	15,506	(1,750)	283,016
SVO identified funds	55,478	80	(53)	55,505
Total bonds	16,192,108	845,240	(104,145)	16,933,203

		Gross	Gross
		unrealized	unrealized	Estimated
	Cost	gains	losses	fair value
Common stocks	$245,863	9,892	(13,051)	242,704

		Gross	Gross
		unrealized	unrealized	Estimated
	Cost	gains	losses	fair value
Preferred stocks	$220,856	1,470	(130)	222,196

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

	2019
		Gross	Gross
	Carrying	unrealized	unrealized	Estimated
	value	gains	losses	fair value
Bonds:
U.S. governments	$172,667	12,879	(20)	185,526
U.S. states, territories and possessions	21,679	2,349	—	24,028
U.S. political subdivisions of states, territories and possessions	5,835	268	—	6,103
U.S. special revenue, special assessment obligations	706,716	46,865	(372)	753,209
Industrial and miscellaneous unaffiliated	12,138,895	360,901	(78,884)	12,420,912
Hybrid securities	237,538	11,146	(540)	248,144
SVO identified funds	1,177	103	—	1,280
Total bonds	13,284,507	434,511	(79,816)	13,639,202

		Gross	Gross
		unrealized	unrealized	Estimated
	Cost	gains	losses	fair value
Common stocks	$177,605	17,556	(99)	195,062

		Gross	Gross
		unrealized	unrealized	Estimated
	Cost	gains	losses	fair value
Preferred stocks	$91,059	—	—	91,059

As of December 31, 2020 and 2019, bonds with a carrying value of $3,411 and $4,361, respectively, are on deposit with various state insurance departments to meet regulatory requirements, which is approximately 0.02% of admitted assets.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

The following tables analyze the Company’s investment positions with unrealized losses segmented by type of security and period of continuous unrealized loss as of December 31, 2020 and 2019:

	2020
	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	value	losses	value	losses	value	losses
Bonds:
U.S. governments	$35,756	(318)	—	—	35,756	(318)
U.S. States, territories and possessions	—	—	—	—	—	—
U.S. political subdivisions of states, territories and possessions	115,479	(167)	—	—	115,479	(167)
U.S. special revenue, special assessment obligations	133,547	(767)	—	—	133,547	(767)
Industrial and miscellaneous unaffiliated	871,518	(25,514)	1,680,039	(75,577)	2,551,557	(101,091)
Hybrid securities	28,169	(24)	32,653	(1,726)	60,822	(1,750)
SVO identified funds	—	—	54,125	(53)	54,125	(53)
Total bonds	$1,184,469	(26,790)	1,766,817	(77,356)	2,951,286	(104,146)

Common stocks	$24,000	(13,045)	—	(6)	24,000	(13,051)
Preferred stocks	$1,740	(130)	—	—	1,740	(130)

	2019
	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	value	losses	value	losses	value	losses
Bonds:
U.S. governments	$11,401	(20)	—	—	11,401	(20)
U.S. States, territories and possessions	—	—	—	—	—	—
U.S. political subdivisions of states, territories and possessions	—	—	—	—	—	—
U.S. special revenue, special assessment obligations	44,482	(371)	603	(1)	45,085	(372)
Industrial and miscellaneous unaffiliated	1,877,700	(28,496)	1,355,115	(50,388)	3,232,815	(78,884)
Hybrid securities	—	—	31,000	(540)	31,000	(540)
SVO identified funds	—	—	—	—	—	—
Total bonds	$1,933,583	(28,887)	1,386,718	(50,929)	3,320,301	(79,816)

Common stocks	$11,927	(79)	3,212	(20)	15,139	(99)

These securities are included in the Company’s regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are OTTI. Of all the debt securities in an unrealized loss position as of December 31, 2020 and 2019, 84.7% and 82.5% of the securities are rated investment grade, and 15.3% and 17.5% of the securities are rated as noninvestment grade. Investment grade is defined as those securities rated a

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

“1” or “2”, and noninvestment grade securities are defined as “3” through “6” by the Securities Valuation Office of the NAIC.

The Company believes the unrealized loss position is not necessarily predictive of the ultimate performance of these securities, and with respect to fixed maturity securities, it has the ability and intent to hold until the earlier of the recovery in value, or until maturity, and with respect to equity securities, it has the ability and intent to hold until the recovery in value. Evaluations of future OTTI will depend primarily on economic fundamentals, issuer performance, changes in collateral valuation, changes in interest rates, and changes in credit spreads. If economic fundamentals and any of the above factors continue to deteriorate, OTTI may be incurred in upcoming periods.

The Company recognized total realized losses for OTTI of $7,174, $9,904, and $1,290 during 2020, 2019, and 2018, respectively. The Company recognized realized losses for OTTI of loan-backed securities of $0, $0, and $1,290 during 2020, 2019, and 2018, respectively.

There were no loan-backed and structured securities as of December 31, 2020, with a recognized OTTI for which the present value of cash flows expected to be collected was less than the amortized cost basis of the securities at the time of impairment.

Expected maturities differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. The carrying value and fair value of bonds as of December 31, 2020 by contractual maturity are as follows:

	Carrying
	value	Fair value
Due in one year or less	$12,052	12,322
Due in one year through five years	1,170,485	1,207,067
Due in five years through ten years	2,877,991	3,016,928
Due after ten years	5,100,800	5,570,967
	9,161,328	9,807,284
Mortgage-backed and other asset-backed	7,030,780	7,125,919
Total	$16,192,108	16,933,203

The Company’s ten largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans at December 31, 2020 are as follows:

			Percent of
			Admitted
Issuer	Type	Amount	total assets
American Media Productions, LLC	Bonds	$350,000	1.5%
MC Credit Fund II	Other invested asset	156,339	0.7
LCN European, LLC	Bonds/OIA	200,228	0.9
LCN Noth American II, LLC	Bonds/OIA	165,351	0.7
FNMA	Bonds	142,415	0.6
KKR Drawbridge	Bonds	210,717	0.9
AT&T Inc.	Bonds	120,173	0.5
FNMA	Bonds	129,659	0.6
College Ave Series 2020-1A	Bonds	144,988	0.6
FNMA	Bonds	110,287	0.5

The table below indicates the amount of FHLB stock purchased/owned, which is 0.60% and 0.45% of admitted assets as of December 31, 2020 and 2019, respectively:

	2020	2019
FHLB stock purchased/owned as part of the agreement:
Membership stock — Class A	$—	—
Membership stock — Class B	10,000	10,000
Activity stock	124,000	84,000
Excess stock	—	—
Aggregate total	$134,000	94,000

Membership stock				6 Months to
(Class A and B)	Current year	Not eligible	Less than 6	less than	1 to Less
eligible for redemption	total	for redemption	months	1 year	than 3 years	3 to 5 Years
Class A	$—	—	—	—	—	—
Class B	10,000	—	—	—	—	10,000

Subprime Mortgage Related Risk Exposure

The Company does not have any direct exposure through investments in subprime mortgage loans.

Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing

The Company is authorized to enter into reverse repurchase agreements pursuant to the Company’s investment guidelines. Each reverse repurchase agreement must be evidenced by a Master Repurchase Agreement (“MRA”) or other written agreement between the Company and its counterparty. Under the terms of an MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar, investments back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

new reverse repurchase agreement with the same counterparty. The Company’s decision to do so will be dependent on the Company’s liquidity needs and its assessment of the counterparty and collateral’s performance.

In order to mitigate the risk of a loss in value of the collateral securities, the Company requires its counterparties to provide assets in excess of the loan amount, otherwise known as overcollateralization. The amount of overcollateralization is up to the Company’s discretion, but will not be less than 102%. Each of the Company’s reverse repurchase agreements has a short duration, which further mitigates potential financial risks associated with these transactions.

The following provides information related to reverse repurchase activity for 2020:

	Year Ended December 31, 2020
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
Original flow and residual maturity
Maximum amount
One week to one month	$—	58,000	—	—
One to three months	—	60,400	—	—
Three months to one year	655,494	595,095	655,384	556,360
Ending balance
One week to one month	$—	58,000	—	—
One to three months	—	60,400	—	—
Three months to one year	655,494	595,095	655,384	556,360
Fair value of securities acquired under repo
Maximum amount	$816,954	981,704	817,479	686,908
Ending balance	816,954	981,704	817,479	686,908

All reverse repurchase agreements were considered secured borrowing in 2020 for which all securities acquired under these arrangements were NAIC 1 rated instruments.

(5)         Mortgage Loans

The Company purchases mortgages that are collateralized by commercial real estate and starting in 2020, residential real estate. The Company had one commercial mortgage with $493 thousand and 16 residential mortgages with $218 thousand interest more than 30 days past due at the end of 2020. The Company did not have any mortgages with interest more than 30 days past due at the end of 2019. The aggregate ratio of amounts loaned to the fair value of collateral (loan-to-value ratio) for commercial mortgage loans originated during 2020 and 2019 were 55% and 46% with a maximum of 81% and 80% for any single loan during 2020 and 2019, respectively. In circumstances where management has deemed it probable that the Company will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. The Company has no mortgage loan valuation allowances at December 31, 2020 and 2019. The Company has mortgages with a book value of $1,884,323 and $1,116,785 at December 31, 2020 and 2019, respectively. These mortgages have interest rates ranging from 3.25% to 12.0% per annum. During 2020 and 2019, the Company did not reduce coupon rates on any outstanding mortgages. The Company has accrued interest on mortgages of $7,183 and $3,960 at December 31, 2020 and 2019, respectively. The Company began investing

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

in residential mortgage loans beginning in 2020 which had a total carrying value of $228, 231 at December 31, 2020.

The tables below provide additional information regarding commercial mortgage loans:

	December 31, 2020		December 31, 2019
	Carrying	Percent of	Carrying	Percent of
Collateral type	value	total	value	total
Multifamily	$522,372	31.55%	$338,107	30.28%
Other	329,670	19.91%	71,782	6.43%
Industrial	277,079	16.72%	172,741	15.47%
Office buildings	265,910	16.06%	248,441	22.25%
Retail	261,062	15.76%	285,714	25.57%
Total	$1,656,093	100.00%	$1,116,785	100.00%

	December 31, 2020		December 31, 2019
	Carrying	Percent of	Carrying	Percent of
Geographic region	value	total	value	total
East	$185,005	11.18%	$131,086	11.74%
Midwest	241,310	14.57%	188,116	16.84%
South	428,665	25.88%	325,720	29.17%
West	794,767	47.99%	471,863	42.25%
Foreign	6,347	0.38%	—	0.00%
Total	$1,656,094	100.00%	$1,116,785	100.00%

The Company uses an internal rating system based upon the NAIC Risk Based Capital (RBC) methodology as its primary method of monitoring credit quality. Along with specific loan terms, two key management assumptions are required including the risk rating of the loan (our current rating system AAA-highest quality to BB-low quality (watch) and then D-default or F-foreclosure) and estimated spreads for these loans over the U.S. Treasury yield curve corresponding to the remaining maturity. Spreads are updated monthly and loans are reviewed and rated annually with adjustments should significant changes occur during the year.

Our determination of each loan’s risk rating as well as selection of the credit spread requires significant judgment and the current performance characteristics of the loan. A lower risk rating, as well as an increase in spreads would result in a decrease in discounted cash flows, and accordingly a lower fair value of the loan. We will then review the asset collateral value to determine the market value of the asset and therefore our loan value. This would involve either an outside appraisal of the property or an internal valuation based upon discussions with brokers and or appraisers in the immediate market and then desktop valuation of the asset using the direct capitalization approach to the value of the collateral.

The following table illustrates the Company’s mortgage loan portfolio categorized by the five risk cohorts established for risk based capital which take into consideration loan-to-value and debt service

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

coverage ratios to evaluate the relative risk of each mortgage. Also provided is the equivalent Moody’s designation:

	December 31, 2020
					CCC and
	AAA/AA/A	BBB	BB	B	lower	Total
Commercial loans	$714,158	714,064	96,566	103,680	27,625	1,656,093

	December 31, 2019
					CCC and
	AAA/AA/A	BBB	BB	B	lower	Total
Commercial loans	$534,978	462,489	33,814	85,504	—	1,116,785

(6)         Net Investment Income

Major categories of net investment income for the years ended December 31, 2020, 2019 and 2018, are summarized as follows:

	2020	2019	2018
Income (loss):
Bonds	$686,591	580,205	467,517
Preferred stock (unaffiliated)	10,765	2,611	576
Common stock (unaffiliated)	7,082	5,151	8,215
Mortgage loans	87,985	55,218	57,701
Real estate	744	691	739
Policy loans	560	643	21,517
Short-term investments	46,365	79,553	112,144
Derivative instruments	10,237	18,765	6,237
Assumed investment income	14,320	11,994	8,308
Ceded investment income	(147,830)	(142,368)	(172,697)
Other invested assets	176,295	184,524	180,121
Other	3,061	4,650	(8,888)
Total gross investment income	896,175	801,637	681,490
Investment expense	(13,518)	(11,366)	(12,290)
Net investment income before amortization of net IMR gains	882,657	790,271	669,200
Amortization of IMR gains	10,654	10,957	12,377
Net investment income	$893,311	801,228	681,577

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

	2020	2019	2018
Net realized gains/(losses):
Gross gains	$99,967	42,622	34,591
Gross (losses)	(52,174)	(52,568)	(108,743)
Amounts assumed/ceded	(33,418)	15,270	34,963
Net realized gains/(losses)	14,375	5,324	(39,189)
Net gains/(losses) allocated to IMR	27,720	26,470	(38,433)
Net gains/(losses) allocated to AVR	(13,345)	(21,146)	(756)
Net realized gains/(losses)	14,375	5,324	(39,189)
Net gains/(losses) allocated to AVR	(13,345)	(21,146)	(756)
Tax (benefit) expense	(2,802)	(4,441)	(159)
Reported net realized gains/(losses)	$(10,543)	(16,705)	(597)

Proceeds from sales of investments in bonds (excluding maturity proceeds) during 2020, 2019 and 2018 were $2,482,656, $2,736,449 and $1,422,417 respectively. Gross gains of $77,985 in 2020, $48,154 in 2019 and $5,404 in 2018 and gross losses of $31,374 in 2020, $32,311 in 2019 and $71,084 in 2018 were realized on those sales.

(7)         Derivative Instruments

The Company accounts for its financial options and interest rate swaps in accordance with SSAP No. 86, Derivatives (SSAP no. 86) (see note 2). SSAP No. 86 requires derivative instruments used in hedging transactions that meet the prescribed criteria of a highly effective hedge to be valued and reported in a manner consistent with the hedged asset or liability (referred to as hedge accounting). The Company does not currently employ hedge accounting for derivative instruments in 2020 or 2019.

(a)         Financial Options

The Company purchases over the counter index options through its wholly-owned subsidiary, ET Investment Holdings II, LLC (“ET IHL II”), to hedge against certain equity indexed liabilities. These options compensate the Company for any market appreciation over the strike price, and hedges or offsets certain insurance obligations that also increase when market appreciation exceeds a minimum level. The Company generally limits its selection of counterparties that are obligated under these derivative contracts to those with an “A” credit rating or above. Purchasing such agreements from financial institutions with long standing performance records minimizes the risk of counterparty default. Changes in the fair value of these instruments are reported through net investment income. The Company did not directly hold any financial options as of December 31, 2020 and 2019.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

(b)         Interest Rate Swaps

The Company may utilize interest rate swaps to hedge interest rate risk. These swaps are considered to be economic hedges. The Company generally limits its selection of counterparties that are obligated under these derivative contracts to those with an “A” credit rating or above. Purchasing such agreements from financial institutions with long standing performance history minimizes the risk of counterparty default. Changes in fair value of these instruments are reported as a change in unrealized capital gains or losses until maturity or termination of the contract, at which time a realized capital gain or loss is recognized. The Company did not enter into interest rate swaps during 2020 or 2019.

(c)          Currency Swaps, FX Forwards, and Futures

The Company utilizes currency swaps, FX forwards or futures agreements to reduce exposure to exchange rate risk on nondollar investments. The strategy the insurer uses is to provide the funding for the investment they sell in U.S. dollars and buy the underlying foreign currency in the spot market. The insurer also enters into a forward contract with a counterparty, usually a one, three or six month transaction to sell the foreign currency and buy U.S. dollars at the forward exchange rate. The notional amount of the hedge is equal to the book value of the security. At the maturity date of the forward contract, the transaction is terminated by the insurer making or receiving a payment in U.S. dollars to/from the counterparty based upon movement in the currency. The Company then hedges the book value of the position by entering into a new forward contract. This process continues until the maturity or sale of the security. Changes in fair value of these instruments are reported as a change in unrealized capital gains or losses until maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

A summary of derivative asset and liability positions held by the Company as of December 31, 2020 and 2019, including notional and contract amounts, carrying value, and estimated fair values, appears below:

	December 31, 2020			December 31, 2019
	Number of	Carrying	Estimated	Number of	Carrying	Estimated
	contracts	value	fair value	contracts	value	fair value
Financial futures	—	$—	—	—	$—	—
Foreign currency swaps	6	(5,734)	(5,734)	6	13,581	13,581
Interest rate swaps	—	—	—	—	—	—
Total derivatives	6	$(5,734)	(5,734)	6	$13,581	13,581

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

The effects of the Company’s use of derivative instruments on the statements of operations and changes in capital and surplus for the years ended December 31, 2020, 2019 and 2018 were as follows:

		December 31, 2020			December 31, 2019			December 31, 2018
		Change in	Net		Change in	Net		Change in	Net
		unrealized	realized		unrealized	realized		unrealized	realized
		capital	capital	Net	capital	capital	Net	capital	capital	Net
		gains	gains	investment	gains	gains	investment	gains	gains	investment
		(losses)	(losses)	income	(losses)	(losses)	income	(losses)	(losses)	income
Financial options	Asset	$—	—	—	—	—	—	—	—	—
Foreign currency forward	Asset	—	—	—	—	—	—	—	—	—
Financial futures	Both	—	—	—	1,002	6,347	—	1,479	8,744	—
Foreign currency swap	Both	(19,320)	—	10,236	(8,785)	18,802	18,765	24,284	—	6,224
Interest rate swap	Asset	—	—	—	—	—	—	(131)	(22)	13
Total derivatives		$(19,320)	—	10,236	(7,783)	25,149	18,765	25,632	8,722	6,237

The Company received cash collateral related to derivative transactions totaling $0 at both December 31, 2020 and 2019. When collateral is received, it is invested and included in the statements of admitted assets, liabilities, capital and surplus in derivative collateral liabilities. No off-balance sheet collateral was held at December 31, 2020 or 2019.

The Company uses derivatives for hedging risks related to equity markets, interest rates, and foreign exchange rates and the details for those uses and the parameters around the Company’s management of derivatives is further documented in the Company’s Derivative Use Plan.

The Company is exposed to limited counterparty credit risk (the risk that the counterparty fails to perform under the terms of the derivative contract). The Company purchases derivatives from multiple counterparties and evaluates the creditworthiness of the counterparties at the time of purchase. While the contracts require the Company to pay an upfront premium, the counterparties are required to pledge collateral to the Company per the terms of the collateral support documents which further mitigates potential credit risk. The credit exposure is the fair value of the derivative instruments as of December 31, 2020 and 2019, as disclosed above. Cash is required at the initiation of the contract and contracts are settled for value at termination.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

(8)         Federal Income Taxes

Federal income taxes are calculated and presented in accordance with SSAP No. 101, Income Taxes, Current income taxes consist of the following major components:

	December 31
	2020	2019	2018
Current income tax:
Federal	$66,402	94,079	433
Subtotal	66,402	94,079	433
Federal income tax expense (benefit) on net capital gains	3,019	1,118	(8,230)
Other	(6,687)	(7,118)	700
Total federal and foreign income taxes expense (benefit)	$62,734	88,079	(7,097)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes including realized capital gains and losses. The significant items causing this difference for the years ended December 31, 2020, 2019 and 2018 are as follows:

	December 31, 2020
		Statutory 21%	Effective tax
	Amount	tax effect	rate
Income before taxes (including realized capital gains/(losses))	$287,831	60,445	21.00%
Investment related	(17,117)	(8,436)	(2.93)%
Wholly owned disregarded entities	28,920	6,073	2.11%
Other tax adjustments	16,904	3,585	1.25%
Total	$316,538	61,667	21.43%

Federal income taxes incurred		62,734	21.80%
Change in net deferred income taxes		(1,067)	(0.37)%
Total statutory income taxes		61,667	21.43%

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

	December 31, 2019
		Statutory 21%	Effective tax
	Amount	tax effect	rate
Income before taxes (including realized capital gains/(losses))	$295,099	61,971	21.00%
Investment related	(24,890)	(5,227)	(1.77)%
Tax credits	—	41,967	14.22%
Wholly owned disregarded entities	279,058	58,602	19.86%
Other tax adjustments	(4,553)	(952)	(0.32)%
Total	$544,714	156,361	52.99%

Federal income taxes incurred		88,079	29.85%
Change in net deferred income taxes		68,282	23.14%
Total statutory income taxes		156,361	52.99%

	December 31, 2018
		Statutory 21%	Effective tax
	Amount	tax effect	rate
Income before taxes (including realized capital gains/(losses))	$177,788	37,336	21.00%
Investment related	(10,448)	(1,911)	(1.07)%
Tax credits	(41,967)	(41,967)	(23.60)%
Wholly owned disregarded entities	(241,386)	(50,678)	(28.50)%
Other tax adjustments	(16,367)	(3,459)	(1.95)%
Total	$(132,380)	(60,679)	(34.12)%

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

The components of the net deferred tax asset (liability) at December 31, 2020 and 2019 are as follows:

	December 31, 2020			December 31, 2019			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$145,988	8,261	154,249	132,887	11,592	144,479	13,101	(3,331)	9,770
Statutory valuation allowance adjustment	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax assets	145,988	8,261	154,249	132,887	11,592	144,479	13,101	(3,331)	9,770
Deferred tax assets nonadmitted	—	—	—	—	—	—	—	—	—
Subtotal — (gross admitted deferred tax asset)	145,988	8,261	154,249	132,887	11,592	144,479	13,101	(3,331)	9,770
Deferred tax liabilities	140,902	36,241	177,143	138,576	28,649	167,225	2,326	7,592	9,918
Net admitted deferred tax asset (liability)	$5,086	(27,980)	(22,894)	(5,689)	(17,057)	(22,746)	10,775	(10,923)	(148)

	December 31, 2020			December 31, 2019			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	4,137	4,137	—	2,982	2,982	—	1,155	1,155
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	86,441	1,660	88,101	61,571	1,653	63,224	24,870	7	24,877
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	1,660	1,660	—	1,653	1,653	—	7	7
Adjusted gross deferred tax assets allowed per limitation threshold	—	—	204,357	—	—	177,373	—	—	26,984
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	59,547	2,464	62,011	71,316	6,957	78,273	(11,769)	(4,493)	(16,262)
Deferred tax assets admitted as the result of application of SSAP 101	$145,988	8,261	154,249	132,887	11,592	144,479	13,101	(3,331)	9,770

Description	2020	2019
Ratio percentage used to determine recovery period and threshold limitation amount	759.65%	733.42%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$1,585,122	1,371,230

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

	December 31, 2020		December 31, 2019		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross deferred tax assets	$145,988	8,261	132,887	11,592	13,101	(3,331)
Percentage of adjusted gross deferred tax assets by tax character attributable to the impact of tax planning strategies	—	—	—	—	—	—
Net admitted adjusted gross deferred tax assets	145,988	8,261	132,887	11,592	13,101	(3,331)
Percentage of net admitted adjusted gross deferred tax assets by tax character admitted because of the impact of tax planning strategies	—	—	—	—	—	—

The Company does not have deferred tax liabilities that it has not recognized.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2020 and 2019 are as follows:

	December 31
	2020	2019	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$122,640	109,200	13,440
Deferred acquisition costs	23,253	23,325	(72)
Fixed assets	—	206	(206)
Receivables-nonadmitted	48	104	(56)
Other (including items <5% of total ordinary tax assets)	47	52	(5)
Subtotal	145,988	132,887	13,101
Admitted ordinary deferred tax assets	145,988	132,887	13,101
Capital:
Investments	8,261	11,592	(3,331)
Subtotal	8,261	11,592	(3,331)
Admitted capital deferred tax assets	8,261	11,592	(3,331)
Admitted deferred tax assets	154,249	144,479	9,770

	December 31
	2020	2019	Change
Deferred tax liabilities:
Ordinary:
Investments	$12,981	15,037	(2,056)
Policyholder reserves	127,876	123,528	4,348
Fixed Assets	45	—	45
Other (including items <5% of total ordinary tax assets)	—	11	(11)
Subtotal	140,902	138,576	2,326
Capital:
Investments	35,961	28,369	7,592
Other (including items <5% of total capital tax assets)	280	280	—
Subtotal	36,241	28,649	7,592
Deferred tax liabilities	177,143	167,225	9,918
Net deferred tax assets/liabilities	(22,894)	(22,746)	(148)

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the surplus section of the annual statement):

	December 31,
	2020	2019	Change
Total deferred tax assets	$154,249	144,479	9,770
Total deferred tax liabilities	177,143	167,225	9,918

Net deferred tax asset/ (liability)	(22,894)	(22,746)	(148)
Statutory valuation allowance adjustment	—	—	—
Net deferred tax asset/ (liability) after valuation allowance	$(22,894)	(22,746)	(148)
Tax effect of unrealized (gains)/losses			1,216
Statutory valuation allowance adjustment allocated to unrealized			—
Other intraperiod allocation of deferred tax movement			—
Change in net deferred income tax ((expense)/benefit)			$1,068

At December 31, 2020 and 2019, the Company did not have any operating loss carryforwards, capital loss carryforwards, or AMT credit carryforwards. The Company has no amounts or deposits admitted pursuant to Section 6603 of the Internal Revenue Code.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses as of December 31, 2020, 2019 and 2018:

	Ordinary	Capital	Total
2018	—	—	—
2019	—	1,118	1,118
2020	—	3,019	3,019

The Company has reviewed open tax years for the major jurisdictions and has concluded that there is no significant federal income tax liability resulting from uncertain tax positions. Calendar years 2016 through 2019 remain open and may become subject to examination by the Internal Revenue Service. The Company has also determined that all deferred tax assets are recoverable and therefore a valuation allowance is not needed.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

On March 27, 2020, H.R. 748, the Coronavirus Aid, Relief, and Economic Security Act, “the CARES Act”, was signed into legislation which includes tax provisions relevant to businesses that during 2020 will impact taxes related to 2018 to 2020. Some of the significant changes are reducing the interest expense disallowance for 2019 and 2020, allowing the five year carryback of net operating losses for 2018-2020, suspension of the 80% limitation of taxable income for net operating loss carryforwards for 2018-2020, and the acceleration of depreciation expense from 2018 and forward on qualified improvement property. In 2020, the Company was able to carry back 2018 Net Operating Losses and Capital Losses, resulting in accelerating refund requests of $11,142 and $9,081, respectively. The tax benefit from 2019 capital loss carryback was originally recognized in 2019 in the amount of $9,193, with additional $6,129 tax benefit recognized in 2020 due to 35% tax rate in the carryback year. There is no impact on the admitted DTA and resulting net DTL.

In addition, the Taxpayer Certainty and Disaster Tax Relief Act was enacted on December 27, 2020. There was no impact to taxes from this legislation.

(9)         Reinsurance

EquiTrust is involved in the assumption and cession of life insurance risk through various coinsurance agreements with former affiliated and nonaffiliated companies. The effects of these agreements on the components of net income in the accompanying statements of operations for the years ended December 31, 2020, 2019 and 2018 are as follows:

	2020		2019		2018
	Assumed	Ceded	Assumed	Ceded	Assumed	Ceded
Premiums	$5,522	11,384	5,747	12,962	6,026	16,018
Annuity and surrender benefits	81,193	347,890	99,866	460,610	110,829	523,132
Reserve changes	(48,744)	(124,561)	(67,356)	(123,368)	(90,983)	(254,133)

Certain business ceded to Heritage Life Insurance Company and Aureum Reinsurance Co that had high volume of premiums in issued years reinsured, were up for renewal in 2018, a portion of which was surrendered by the policyholder upon maturity.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

The funds withheld assets and liabilities, as well as assumed reserves, ceded reserves and statutory reserves credits for the years ended December 31, 2020 and 2019 are as follows:

	December 31, 2020
		Funds withheld	Assumed
Reinsurance Counterparty	Designation	Asset	Reserve Balance
Assumed:
Guggenheim Life and Annuity Company	Former Affiliate	$256,288	239,237
American Equity Investment Life	Non-Affiliate	—	412,048
		$256,288	651,285

		Funds withheld	Ceded
		Liability	Reserve Balance
Ceded:
Guggenheim Life and Annuity Company	Former Affiliate	1,895,021	1,883,294
Heritage Life Insurance Company	Non-Affiliate	8,723	936,530
		$1,903,744	2,819,824

		Modified	Ceded
		Coinsurance	Reserve Balance
Ceded:
Aureum Reinsurance Co	Non-Affiliate	1,253,057	139,229
		$1,253,057	139,229

	December 31, 2019
		Funds withheld	Assumed
Reinsurance Counterparty	Designation	Asset	Reserve Balance
Assumed:
Guggenheim Life and Annuity Company	Former Affiliate	$251,017	232,625
American Equity Investment Life	Non-Affiliate	—	468,998
		$251,017	701,623

		Funds withheld	Ceded
		Liability	Reserve Balance
Ceded:
Guggenheim Life and Annuity Company	Former Affiliate	1,967,342	1,960,788
Heritage Life Insurance Company	Non-Affiliate	7,764	979,036
		$1,975,106	2,939,824

		Modified	Ceded
		Coinsurance	Reserve Balance
Ceded:
Aureum Reinsurance Co	Non-Affiliate	1,306,030	145,114
		$1,306,030	145,114

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

To the extent that any reinsuring companies are unable to meet obligations under the aforementioned reinsurance agreements, the Company would remain liable for business ceded.

(10)  Related Parties

EquiTrust has management service agreements with EquiTrust Insurance Services, LLC (a wholly owned subsidiary of Guggenheim Insurance Services, LLC) and Guggenheim Partners Investment Management, LLC, both of which are formerly affiliated companies. These agreements provide the Company with access to accounting, tax, actuarial, investment and information services. The effects of these agreements on the components of net income in the accompanying statements of operations for the years ended December 31, 2020, 2019 and 2018 are as follows:

	2020	2019	2018
Guggenheim Partners Investment Management incurred expenses	$1,490	1,824	3,231
Equitrust Insurance Services incurred expenses	(731)	2,200	7,295

As discussed in note 9, the Company has various reinsurance agreements with a former affiliate.

The Company has no investments issued by affiliated entities or investments in related parties at December 31, 2020, 2019 and 2018.

During 2018, COLI policies purchased from Guggenheim Life and Annuity Company (Guggenheim Life), a former affiliate, were surrendered and the Company received the net cash surrender value of $111,223.

During 2018, COLI policies purchased from Delaware Life Insurance Company, a former related party, were surrendered and the Company received the net cash surrender value of $73,342.

During 2018, private placement variable universal life policies where Guggenheim Life, a former affiliate, was the beneficiary were surrendered at a net cash surrender value of $71,312 and the outstanding policy loans of $175,953 were settled in 2018.

During 2018, private placement variable universal life policies issued to DL Service Holdings, LLC, a former related party, were surrendered at a net cash surrender value of $78,287 and the outstanding policy loans of $108,643 were settled. During 2018, private placement variable universal life policies issued to Seward H Holdings, LLC, a former related party, were surrendered at a net cash surrender value of $27,734 and the outstanding policy loans of $44,133 were settled in 2018.

On June 9, 2016, the Company assigned outstanding futures contracts to ET Investment Holdings, LLC (“ET IHL”) a newly formed, wholly-owned subsidiary. At the time of transfer, the futures contracts were in an unrealized loss position of $26,317. This loss was realized by the Company at the transfer date. On December 28, 2016, $25,000 was contributed to ET IHL. ET IHL was formed to more efficiently manage and monitor certain operational risks inherent in EquiTrust’s business

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

model. During 2019, ET IHL operations were wound down with the Company receiving all remaining capital.

On October 1, 2016, the Company assigned outstanding over-the-counter option contracts with a fair value of $180,801 to ET IHL. On November 30, 2016, the Company re-assigned outstanding over-the-counter option contracts with a fair value of $193,842 to ET IHL II a newly formed, wholly-owned subsidiary. ET IHL II was formed as an extension to ET IHL with the intent to facilitate a broad based risk management mandate designed to mitigate the Company’s risk profile.

The distributed earnings and U.S. GAAP Equity method valuation for ET IHL and ET IHL II for the years ended December 31, 2020 and 2019 are as follows:

	2020	2019
ET IHL
Distributed earnings from other invested assets	$—	(33,753)
GAAP equity method	$—	—

ET IHL II
Distributed earnings from other invested assets	$46,800	79,318
GAAP equity method	$289,777	209,892

The Company made a cash contribution of $79,318 and a noncash contribution of $12,000 in the form of forgiveness of an intercompany receivable to ET IHL II in 2020 and 2019, respectively.

ELIC has provided a guarantee to ET IHL and ET IHL II (collectively, the IHLs) for the IHLs obligations that arise out of the IHLs futures accounts and options on futures accounts (collectively, the Accounts). The Accounts were established pursuant to Accounts agreements entered into between the Company, ET IHL and ET IHL II for the purposes of executing, clearing and/or carrying futures contracts, options contracts and/or over-the-counter derivative products. In the event that the IHLs is unable to meet its obligations under its applicable agreement, ELIC has agreed to fulfill such obligations. The potential obligations under the parent guarantee for ELIC includes covering (i) any funding shortfalls related to contracts and agreements to purchase securities or commodities, swap agreements, margin loans, repurchase agreements pursuant to the applicable IHLs agreement; and (ii) any costs incurred to enforce or protect its rights under the applicable IHLs agreement.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

Effective April 1, 2019, the Company is party to a Master Agency Agreement and an Employee Transition Services Agreement with EquiTrust Insurance Marketing Services, LLC (EIMS) a newly formed, wholly-owned subsidiary of EquiTrust Holdings, LLC. EquiTrust Holdings, LLC is a parent of the Company. Pursuant to the agreement, the Company provides transition services and EIMS provides various agency management and insurance marketing services. Fees are accrued monthly and settled quarterly in arrears. Pursuant to the Master Agency Agreement with EIMS, the Company makes trail commission payments to EIMS on certain products through the end of surrender periods. The Company made commission payments to EIMS of $48,421 and $21,099 in 2020 and 2019, respectively. The commission payments are reported on the statements of operations as commissions under benefits and expenses.

The Company has invested assets in three wholly owned subsidiary agencies, Searcy Insurance Agency, LLC, Lavallette Insurance Agency, LLC, and Divinshire Insurance Agency, LLC. Prior to 2020, these subsidiary agencies were recorded at amortized cost and non-admitted assets due to the lack of audited financial statement information in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities. As of December 31, 2020, the Company had met the requirements in order to admit these subsidiary agency assets and recorded total dividends of $58,000.

The distributed earnings and U.S. GAAP Equity method valuation for the three subsidiary agencies for the year ended December 31, 2020 are as follows:

2020
Searcy Insurance Agency, LLC
Distributed earnings	$10,000
GAAP equity method	$1,105

Lavallette Insurance Agency, LLC
Distributed earnings	$16,000
GAAP equity method	$1,307

Divinshire Insurance Agency, LLC
Distributed earnings	$32,000
GAAP equity method	$1,343

The Company did not make any cash contributions to the three subsidiary agencies in 2020.

(11)  Policy Liabilities

The Company has $877,729 and $924,596 of life insurance reserves at December 31, 2020 and 2019, respectively. The amount of insurance in force for which gross premiums are less than the net premiums according to the valuation standard required by the Illinois Department of Insurance was $3,391 and $1,887 at December 31, 2020 and 2019, respectively.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

Several methods are employed in reserving for substandard lives, depending upon the plan and date of issue. In some cases, extra premiums are charged for substandard lives in addition to the regular gross premium for the true age. Mean reserves are generally based on appropriate multiples of standard rates of mortality, but in some cases the extra reserve held is equal to one-half the gross annual premium. There is one plan where substandard cases are assigned an adjusted age and all reserves are calculated at standard mortality rates for the adjusted age.

Tabular interest, tabular cost and tabular less actual reserves release have been determined by formula for all insurance and annuities, respectively, except for universal life and variable universal life where tabular interest was determined from basic policy data. Tabular interest on funds not involving life contingencies has been determined by accounting data.

As of December 31, 2020, withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

		Separate	Separate
	General	accounts with	accounts		Percent
	account	guarantees	nonguaranteed	Total	of total
A. Individual annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$12,117.3	$—	$—	$12,117.3	81.5%
b. At book value less current surrender charge of 5% or more	530.3	—	—	530.3	3.6
c. At fair value	—	—	—	—	0.0
d. Total with market value adjustment or at fair value (total of a-c)	12,647.6	—	—	12,647.6	85.1

e. At book value without adjustment (minimal or no charge or adjustment)	1,420.0	—	41.6	1,461.7	9.8
(2) Not subject to discretionary withdrawal	101.3	—	658.0	759.3	5.1
(3) Total (gross: direct + assumed)	14,168.9	—	699.6	14,868.5	100.0%
(4) Reinsurance ceded	2,305.1	—	41.6	2,346.8
(5) Total net (3) - (4)	$11,863.7	$—	$658.0	$12,521.7
(6) Amount included in A(1)b above that will move to A(1)e in the year after the statement date:	$159.0	$—	$—	$159.0

		Separate	Separate
	General	accounts with	accounts		Percent
	account	guarantees	nonguaranteed	Total	of total
B. Group annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$2,074.0	$—	$—	$2,074.0	95.9%
b. At book value less current surrender charge of 5% or more	3.0	—	—	3.0	0.1
c. At fair value	—	—	—	—	0.0
d. Total with market value adjustment or at fair value (total of a-c)	2,077.0	—	—	2,077.0	96.0
e. At book value without adjustment (minimal or no charge or adjustment)	70.7	—	—	70.7	3.3
(2) Not subject to discretionary withdrawal	15.5	—	—	15.5	0.7
(3) Total (gross: direct + assumed)	2,163.2	—	—	2,163.2	100.0%
(4) Reinsurance ceded	406.2	—	—	406.24
(5) Total net (3) - (4)	$1,757.1	$—	$—	$1,757.1
(6) Amount included in B(1)b above that will move to B(1)e in the year after the statement date:	$0.1	$—	$—	$0.1

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

		Separate	Separate
	General	accounts with	accounts		Percent
	account	guarantees	nonguaranteed	Total	of total
C. Deposit-type contracts (no life contingencies):
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$471.0	$—	$—	$471.0	11.3%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	—	—	—	—	—
d. Total with market value adjustment or at fair value (total of a-c)	471.0	—	—	471.0	11.3
e. At book value without adjustment (minimal or no charge or adjustment)	294.4	—	—	294.4	7.1
(2) Not subject to discretionary withdrawal	3,386.1	—	—	3,386.1	81.6
(3) Total (gross: direct + assumed)	4,151.5	—	—	4,151.5	100.0%
(4) Reinsurance ceded	294.4	—	—	294.4
(5) Total net (3) - (4)	$3,857.1	$—	$—	$3,857.1
(6) Amount included in B(1)b above that will move to B(1)e in the year after the statement date:	$—	$—	$—	$—

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

As of December 31, 2020, withdrawal characteristics of life actuarial reserves were as follows:

					Separate account - guaranteed and
		General account			nonguaranteed
					Account	Cash
		Account value	Cash value	Reserve	value	value	Reserve
A.	Subject to discretionary withdrawal, surrender values, or policy loans;
	(1) Term policies with cash value	$—	$30.1	$3.1	$—	$—	$—
	(2) Universal life	98.4	95.7	103.0	—	—	—
	(3) Universal life with secondary guarantees	—	—	0.2	—	—	—
	(4) Indexed universal life	801.2	766.4	788.9	—	—	—
	(5) Indexed universal life with secondary guarantees	—	—	—	—	—	—
	(6) Indexed life	—	—	—	—	—	—
	(7) Other permanent cash value life insurance	—	1.4	1.6	—	—	—
	(8) Variable life	—	—	—	—	—	—
	(9) Variable universal life	6.8	6.6	6.8	34.4	34.4	34.3
	(10) Miscellaneous reserves	—	—	—	—	—	—
B.	Not subject to discretionary withdrawal or no cash values
	(1) Term policies without cash value	XXX	XXX	0.2	XXX	XXX	—
	(2) Accidental death benefits	XXX	XXX	XXX	XXX	XXX	—
	(3) Disability - active lives	XXX	XXX	0.1	XXX	XXX	—
	(4) Disability - disabled lives	XXX	XXX	0.2	XXX	XXX	—
	(5) Miscellaneous reserves	XXX	XXX	XXX	XXX	XXX	—
C.	Total (gross: direct + assumed)	906.4	900.2	904.1	34.4	34.4	34.3
D.	Reinsurance ceded	17.9	48.9	26.4	34.4	34.4	34.3
E.	Total (net) (C) - (D)	$888.4	$851.2	$877.7	$—	$—	$—

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

As of December 31, 2019, withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

		2019
			Separate	Separate
		General	accounts with	accounts		Percent
		account	guarantees	nonguaranteed	Total	of total
A.	Individual annuities:
	(1) Subject to discretionary withdrawal:
	a. With market value adjustment	$11,247.2	$—	$—	$11,247.2	81.3%
	b. At book value less current surrender charge of 5% or more	496.9	—	—	496.9	3.6
	c. At fair value	—	—	—	—	0.0
	d. Total with market value adjustment or at fair value (total of a-c)	11,744.1	—	—	11,744.1	84.9
	e. At book value without adjustment (minimal or no charge or adjustment)	1,312.5	—	41.0	1,353.5	9.8
	(2) Not subject to discretionary withdrawal	102.7	—	631.8	734.6	5.3
	(3) Total (gross: direct + assumed)	13,159.4	—	672.8	13,832.2	100.0%
	(4) Reinsurance ceded	2,431.5	—	41.0	2,472.5
	(5) Total net (3) - (4)	$10,727.9	$—	$631.8	$11,359.7
	(6) Amount included in A(1)b above that will move to A(1)e in the year after the statement date:	$94.6	$—	$—	$94.6

			Separate	Separate
		General	accounts with	accounts		Percent
		account	guarantees	nonguaranteed	Total	of total
B.	Group annuities:
	(1) Subject to discretionary withdrawal:
	a. With market value adjustment	$2,204.4	$—	$—	$2,204.4	96.9%
	b. At book value less current surrender charge of 5% or more	3.7	—	—	3.7	0.2
	c. At fair value	—	—	—	—	0.0
	d. Total with market value adjustment or at fair value (total of a-c)	2,208.1	—	—	2,208.1	97.0
	e. At book value without adjustment (minimal or no charge or adjustment)	52.7	—	—	52.7	2.3
	(2) Not subject to discretionary withdrawal	14.8	—	—	14.8	0.7
	(3) Total (gross: direct + assumed)	2,275.6	—	—	2,275.6	100.0%
	(4) Reinsurance ceded	422.4	—	—	422.4
	(5) Total net (3) - (4)	$1,853.3	$—	$—	$1,853.3
	(6) Amount included in B(1)b above that will move to B(1)e in the year after the statement date:	$0.4	$—	$—	$0.4

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

			Separate	Separate
		General	accounts with	accounts		Percent
		account	guarantees	nonguaranteed	Total	of total
C.	Deposit-type contracts (no life contingencies):
	(1) Subject to discretionary withdrawal:
	a. With market value adjustment	$453.0	$—	$—	$453.0	14.4%
	b. At book value less current surrender charge of 5% or more	—	—	—	—	—
	c. At fair value	—	—	—	—	—
	d. Total with market value adjustment or at fair value (total of a-c)	453.0	—	—	453.0	14.4
	e. At book value without adjustment (minimal or no charge or adjustment)	281.3	—	—	281.3	8.9
	(2) Not subject to discretionary withdrawal	2,418.7	—	—	2,418.7	76.7
	(3) Total (gross: direct + assumed)	3,152.9	—	—	3,152.9	100.0%
	(4) Reinsurance ceded	281.3	—	—	281.3
	(5) Total net (3) - (4)	$2,871.7	$—	$—	$2,871.7
	(6) Amount included in C(1)b above that will move to C(1)e in the year after the statement date:	$—	$—	$—	$—

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

As of December 31, 2019, withdrawal characteristics of life actuarial reserves were as follows:

					Separate account - guaranteed and
					nonguaranteed
		General account			Account	Cash
		Account value	Cash value	Reserve	value	value	Reserve
A.	Subject to discretionary withdrawal, surrender values, or policy loans;
	(1) Term policies with cash value	$—	$32.8	$4.0	$—	$—	$—
	(2) Universal life	102.5	99.6	107.9	—	—	—
	(3) Universal life with secondary guarantees	—	—	0.2	—	—	—
	(4) Indexed universal life	861.0	815.7	830.5	—	—	—
	(5) Indexed universal life with secondary guarantees	—	—	—	—	—	—
	(6) Indexed life	—	—	—	—	—	—
	(7) Other permanent cash value life insurance	—	1.3	1.5	—	—	—
	(8) Variable life	—	—	—	—	—	—
	(9) Variable universal life	4.9	4.7	5.9	33.2	33.2	33.1
	(10) Miscellaneous reserves	—	—	—	—	—	—
B.	Not subject to discretionary withdrawal or no cash values
	(1) Term policies without cash value	XXX	XXX	241.3	XXX	XXX	—
	(2) Accidental death benefits	XXX	XXX	XXX	XXX	XXX	—
	(3) Disability - active lives	XXX	XXX	0.1	XXX	XXX	—
	(4) Disability - disabled lives	XXX	XXX	0.2	XXX	XXX	—
	(5) Miscellaneous reserves	XXX	XXX	XXX	XXX	XXX	—
C.	Total (gross: direct + assumed)	968.4	954.1	950.5	33.2	33.2	33.1
D.	Reinsurance ceded	15.6	48.9	25.9	33.2	33.2	33.1
E.	Total (net) (C) - (D)	$952.8	$905.2	$924.6	$—	$—	$—

Reserves grew year-over-year as premium inflow from new sales outpaced benefit outflows. There are $16,958 and $15,193 of supplementary contracts with life contingencies included in the table above in 2020 and 2019, respectively.

The Company is a member of the FHLB. Through its membership, the Company has conducted business activity with the FHLB. It is part of the Company’s strategy to utilize these funds to achieve a spread over the attendant borrowing costs.

The table below indicates collateral pledged related to the membership agreement with the FHLB as of December 31, 2020 and 2019, respectively:

	2020	2019
Collateral held in FHLB custody account	$3,436,540	2,273,272

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

The amount of collateral to admitted assets is 14.95% and 10.96%, in 2020 and 2019 respectively:

The fair value of maximum collateral pledged during 2020 and 2019 is $3,563,175 and $2,334,298, respectively.

Information regarding the liabilities related to the membership agreement with the FHLB as of December 31, 2020 and 2019 is as follows:

		2020
		Separate
	General Account	Account	Total
Borrowing from FHLB:
Funding Agreement	$3,100,000	—	3,100,000
Other	25,000	—	25,000
Aggregate total	$3,125,000	—	3,125,000
Policyholder liabilities related to FHLB	$2,837,681	—	2,837,681
Maximum amount of borrowing reported:
Funding Agreement	$3,100,000	—	3,100,000
Other	25,000	—	25,000
Aggregate total	$3,125,000	—	3,125,000

		2019
		Separate
	General Account	Account	Total
Borrowing from FHLB:
Funding Agreement	$2,100,000	—	2,100,000
Other	25,000	—	25,000
Aggregate total	$2,125,000	—	2,125,000
Policyholder liabilities related to FHLB	$1,912,298	—	1,912,298
Maximum amount of borrowing reported:
Funding Agreement	$2,100,000	—	2,100,000
Other	25,000	—	25,000
Aggregate total	$2,125,000	—	2,125,000

The Company does not have prepayment obligations under debt, funding agreements, or other borrowing.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

(12)  Separate Accounts

The Company’s separate accounts relate to variable individual annuities (in run-off), supplemental contracts, individual private placement funding agreements, and private placement variable universal life insurance products. The Company has $734,010 and $705,976 of assets legally insulated from the general account as of December 31, 2020 and 2019, respectively. The Company has no non-insulated assets as of December 31, 2020 and 2019, respectively. Information regarding the separate accounts of the Company are as follows:

	2020	2019
Premiums, considerations or deposits	$(197)	1,415
Reserves at December 31, for accounts with assets at
Fair value	$615,869	596,230
Contract value	118,141	109,746
Total reserves	$734,010	705,976
Reserves by withdrawal characteristics at fair value	$76,042	74,164
Not subject to discretionary withdrawal	657,968	631,812
Total reserves	$734,010	705,976

Fees paid by the separate accounts associated with investment management and administration of the separate accounts was $1,500, $1,682 and $1,934 at December 31, 2020, 2019 and 2018, respectively. The following is a summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC separate account annual statements with the amounts reported as net transfers to separate accounts in the accompanying statements of operations for the years ended December 31, 2020, 2019 and 2018, respectively:

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

	2020	2019	2018
Transfers as reported in the statement of operations of the separate accounts annual statement:
Transfers to separate accounts	$		—
Transfers from separate accounts	—	—	(506,063)
Net transfers to (from) separateaccounts	—	—	(506,063)
Reconciling adjustments:
Policy loan redemption	—	—	—
Transfers as reported in the statements of the life, accident and healthoperations of annual statement	$—	—	(506,063)

(13)  Capital and Surplus

As of December 31, 2020 and 2019, the Company has 2,500 authorized shares of common stock, with a par value of $1,500 per share and 2,000 shares issued and outstanding.

On May 23, 2019, the Company paid an ordinary dividend to its majority shareholder of $125,000. On April 24, 2018 and October 31, 2018, the Company paid an ordinary dividend to its majority shareholder of $60,000 and 20,000, respectively.

The Company received capital contributions from EquiTrust Holdings LLC during 2020 and 2019 of $0 and $140,000 respectively. There is no capital contribution accrued as of December 31, 2020 and 2019. The Company is subject to statutory and regulatory restrictions imposed by the Illinois Department of Insurance on insurance companies which limits the amount of cash dividends that may be paid to the stockholders. Under Illinois law, cash dividends may be paid only from unassigned surplus. Additionally, the maximum aggregate amount of ordinary dividends that the Company may declare or pay during any twelve month period is the greater of (1) 10% of its statutory surplus, or (2) net gain from operations provided that unassigned surplus is positive and sufficient to cover the payment, each as reported in the prior year’s annual statement, unless written approval is obtained from the Illinois Department of Insurance granting a greater amount (extraordinary dividend). The Company may declare an ordinary dividend to shareholders without prior approval from the Illinois Department of Insurance in the amount of up to $203,198 in 2021.

The ability of the Company to pay future dividends is dependent on business conditions, income, cash requirements of the Company, and other relevant factors.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

(14)              Commitments and Contingencies

(a)         Lease Commitments

The Company leases office space in four locations. A ten year lease extension for an office in West Des Moines was signed on August 29, 2016 and the new payment terms took effect on January 1, 2017. A ten year lease for an office in Chicago was signed on January 11, 2016. On July 23, 2020, a second amendment to the Chicago lease was signed to include additional office space, which runs co-terminus with the original space. A five year lease for an office in Santa Monica was signed on May 10, 2018. A three year lease for a second office in West Des Moines was signed on November 1, 2019. Rent expense under these leases totaled $1,048, $1,270 and $1,288 in 2020, 2019 and 2018, respectively.

At December 31, 2020, the minimum aggregate future lease commitments of $5,637 are summarized as follows:

Operating
Year ended December 31	leases
2021	$1,150
2022	1,092
2023	1,024
2024	726
2025	737
2026 and thereafter	908
Total	$5,637

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

(b)         Capital Funding Commitments

The Company has future outstanding commitments to fund or make certain additional investments to issuers of debt and equity investments. The table below provides additional information regarding the outstanding commitments:

2020 – Open
Commitments
MC Credit Fund II LP	$202,530
JLC Infrastruture Fund I LP	64,893
Brunswick Asset Financing	58,081
GEMI Owner LLC	16,276
LCN North American Fund II LP	12,056
LCN European Fund II, LP	6,203
MC Credit Fund I LP	5,876
LCN North American Fund III LP	2,679
Great Wolf Manteca	1,532
SEP Renewable Energy Fund III	1,321
Cleveland Avenue F&B Partners	1,103
Other	1,715
Total bonds	$374,265

(c)          Other Contingencies

Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. Guaranty fund assessments totaled $0, $567, and $387 in 2020, 2019 and 2018, respectively. Most of the laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength.

(d)         Litigation

The Company is involved in various lawsuits in the normal course of business. The status of these legal actions is actively monitored by management. If management believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss would be recognized and a related liability recorded. No such liabilities were recorded by the Company at December 31, 2020 and 2019.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

(15)  Reconciliation with Statutory Financial Statements Filed

Subsequent to the filing of the 2020 annual statement, management identified differences in admitted assets, liabilities and cash flow that are included in the accompanying statutory financial statements. Management had netted dividends receivable from ET IHL II in payable to affiliates in the statutory statement of admitted assets, liabilities, and capital and surplus and also non-cash transactions that were included in the statutory statement of cash flow instead of as supplemental disclosures of non-cash transactions. A reconciliation of presentation as reported in the annual statement to the amounts included in the accompanying statutory financial statements as of and for the year ended December 31, 2020 follows:

	Annual	Statutory Audit
	Statement	Report
Statutory statements of admitted assets, liabilities, and capital and surplus:
Admitted assets:
Receivables from parent, subsidiaries and affiliates	$58,631	105,431
Total admitted assets	22,988,542	23,035,342
Liabilities, capital and surplus:
Payable to affiliates	108,296	155,096
Total liabilities	21,625,649	21,672,449
Total liabilities, capital and surplus	22,988,542	23,035,342

Statutory statements of cash flow:
Cash flow from investing activities:
Proceeds from sales, maturities or repayments of investments:
Bonds	$4,126,218	3,495,718
Total proceeds from sales, maturities or repayments of investments	4,600,869	3,970,369
Cost of investments acquired:
Bonds	(6,878,017)	(6,247,517)
Total cost of investments acquired	(8,506,273)	(7,875,773)

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2020, 2019, and 2018

(In thousands of dollars, except per share data)

The correction in 2019 discussed in Note 2 was recorded in the accompanying statutory financial statements as an adjustment to January 1, 2019 capital and surplus, which is different from the annual statement. A reconciliation of the impacted accounts as reported in the annual statement to the amounts included in the accompanying statutory financial statements as of and for the year ended December 31, 2019 follows:

	Annual	Statutory Audit
	Statement	Report
Statutory Statements of Changes in Capital and Surplus
Correction of an error	$—	$(37,067)
Change in net unrealized capital gains (losses) on investments	234,222	276,188
Change in deferred income taxes	(68,283)	(73,182)

(16)  Subsequent Events

Management has evaluated events subsequent to December 31, 2020 through May 14, 2021, the date these financial statements were available to be issued.

Effective February 28, 2021, the levelized commission arrangements described in Note 2(h) were terminated via termination and release agreements with the respective counterparties. As stipulated in the agreements, the Company will have no further obligation to pay levelized commissions to the respective agencies for contracts issued on or before February 28, 2021. The counterparties did not require consideration from EquiTrust (or any of its affiliates or related parties) in exchange for a full release, and no consideration is expected in the future. For contracts issued on or after February 28, 2021, the Company will expense commission costs as incurred.

SUPPLEMENTAL SCHEDULES

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Schedule of Assets and Liabilities

December 31, 2020

(In thousands of dollars)

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

Investment Income Earned (excluding amortization of IMR):
Government bonds	$7,681
Other bonds (unaffiliated)	678,910
Bonds affiliates	—
Preferred stocks (unaffiliated)	10,765
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	7,082
Common stocks of affiliates	—
Mortgage loans	87,985
Real estate	744
Premium notes, policy loans, and liens	560
Collateral loans (not included in codification)	—
Cash on hand and on deposit	—
Short-term investments	46,365
Other invested assets	176,295
Derivative instruments	10,237
Assumed investment income	14,320
Ceded investment income	(147,830)
Aggregate write-ins for investment income	3,061
Total gross investment income (excluding amortization of IMR)	$896,175
Real estate owned (book value less encumbrances)	$—
Mortgage loans (book value):
Farm mortgages	$—
Residential mortgages	228,231
Commercial mortgages	1,656,093
Total mortgages loans	$1,884,324
Mortgage loans by standing (book value):
Good standing	$1,864,642
Good standing with restructured terms	—
Interest overdue more than 90 days, not in foreclosure	19,682
Foreclosure in process	—
Total mortgages loans	$1,884,324
Other long-term assets (statement value)	$689,628
Collateral loans	791,517
Bonds and stocks of parents, subsidiaries, and affiliates (book value):
Bonds	$—
Preferred stocks	—
Common stocks	—

(Continued)

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Schedule of Assets and Liabilities

December 31, 2020

(In thousands of dollars)

Bonds and short-term investments by class and maturity
Bonds and short-term investments by maturity (statement value):
Due within one year	$1,143,387
Over 1 year through 5 years	2,973,486
Over 5 years through 10 years	5,537,575
Over 10 years through 20 years	3,211,089
Over 20 years	3,927,931
Total by maturity	$16,793,468
Bonds and short-term investments by class (statement value):
Class 1	$8,128,459
Class 2	7,529,621
Class 3	992,121
Class 4	141,170
Class 5	517
Class 6	1,580
Total by class	$16,793,468
Total bonds publicly traded	$8,499,004
Total bonds privately placed	8,294,464
Preferred stocks (statement value)	220,734
Common stocks (fair value)	24,204
Cash, cash equivalents and short-term investments (book value)	1,399,404
Financial options owned (current value)	—
Financial options written and in-force (current value)	—
Financial futures contracts open (current value)	—
Life insurance in-force:	—
Industrial	$—
Ordinary	1,974
Credit life	—
Group life	—
Amount of accidental death insurance in-force under ordinary policies	$—
Life insurance policies with disability provision in-force:
Industrial	$—
Ordinary	51
Credit life	—
Group life	—
Supplementary contracts in-force:
Ordinary – not involving life contingencies:
Amount on deposit	$—
Income payable	22,832
Ordinary – involving life contingencies:
Income payable	$1,433

(Continued)

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Schedule of Assets and Liabilities

December 31, 2020

(In thousands of dollars)

Group – not involving life contingencies:
Amount on deposit	$—
Income payable	4,489
Group – involving life contingencies:
Income payable	$214
Annuities:
Ordinary:
Immediate – amount of income payable	$58,054
Deferred – fully paid account balances	7,583,078
Deferred – not fully paid account balances	4,808,225
Group:
Amount of income payable	$6,716
Deferred – fully paid account balances	1,489,604
Deferred – not fully paid account balances	385,119
Accidental and health insurance – premiums in force:
Ordinary	$—
Group	—
Credit	—
Deposit-funds and dividends accumulations:
Deposit-funds – account balance	$—
Dividend accumulations – account balance	—
Claim payments 2018:
Group accident health:
2018	$—
2017	—
2016	—
2015	—
2014	—
Prior	—
Other accident and health:
2018	$—
2017	—
2016	—
2015	—
2014	—
Prior	—
Other coverages that use developmental methods to calculate claim reserves:
2018	$—
2017	—
2016	—
2015	—
2014	—
Prior	—

See accompanying independent auditors’ report.

(Continued)

EQUITRUST LIFE INSURANCE COMPANY

Summary Investment Schedule

December 31, 2020

(In thousands of dollars)

			Admitted assets as reported
	Gross investment holdings		in the annual statement
	Amount	Percentage	Amount	Percentage
Long-term Bonds:
U.S. governments	$171,084	0.79%	$171,084	0.79%
All other governments	249	0.00%	249	0.00%
U.S. states, territories and possessions, etc. guaranteed	21,449	0.10%	21,449	0.10%
U.S. political subdivisions of states, territories, and possessions, guaranteed	311,971	1.45%	311,971	1.45%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	2,073,040	9.61%	2,073,040	9.61%
Industrial and miscellaneous	12,890,575	59.73%	12,890,575	59.73%
Hybrid securities	271,177	1.26%	271,177	1.26%
Parent, subsidiaries and affiliates	—	0.00%	—	0.00%
SVO identified funds	55,478	0.26%	55,478	0.26%
Unaffiliated bank loans	397,085	1.84%	397,085	1.84%
Total long-term bonds	16,192,108	75.03%	16,192,108	75.03%
Preferred stocks:		0.00%	—	0.00%
Industrial and miscellaneous (unaffiliated)	220,734	1.02%	220,734	1.02%
Parent, subsidiaries and affiliates	—	0.00%	—	0.00%
Total preferred stocks	220,734	1.02%	220,734	1.02%
Common stocks:		0.00%	—	0.00%
Industrial and miscellaneous - publicly traded (unaffiliated)	222,550	1.03%	222,550	1.03%
Industrial and miscellaneous - other	20,154	0.09%	20,154	0.09%
Parent, subsidiaries and affiliates - publicly traded	—	0.00%	—	0.00%
Parent, subsidiaries and affiliates - other	—	0.00%	—	0.00%
Mutual funds	—	0.00%	—	0.00%
Unit investment trusts	—	0.00%	—	0.00%
Closed-end funds	—	0.00%	—	0.00%
Total common stocks	242,704	1.12%	242,704	1.12%
Mortgage loans:
Farm mortgages	—	0.00%	—	0.00%
Residential mortgages	228,231	1.06%	228,231	1.06%
Commercial mortgages	1,559,679	7.23%	1,559,679	7.23%
Mezzanine real estate loans	96,414	0.45%	96,414	0.45%
Total mortgage loans	1,884,324	8.73%	1,884,324	8.73%
Real estate		0.00%	—	0.00%
Properties occupied by company	—	0.00%	—	0.00%
Properties held for production of income	—	0.00%	—	0.00%
Properties held for sale	—	0.00%	—	0.00%
Total real estate	—	0.00%	—	0.00%
Cash, cash equivalents and short-term investments:		0.00%	—	0.00%
Cash	19,829	0.09%	19,829	0.09%
Cash equivalents	778,215	3.61%	778,215	3.61%
Short-term investments	601,360	2.79%	601,360	2.79%
Total cash, cash equivalents and short-term investments:	1,399,404	6.48%	1,399,404	6.48%
Contract loans	9,110	0.04%	9,110	0.04%
Derivatives	5,212	0.02%	5,212	0.02%
Other invested assets	1,481,145	6.86%	1,481,145	6.86%
Receivables for securities	145,745	0.68%	145,745	0.68%
Securities lending	—	0.00%	—	0.00%
Total invested assets	$21,580,486	100.00%	$21,580,486	100.00%

See accompanying independent auditors’ report.

(Continued)

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2020

(In thousands of dollars)

The Company’s total admitted assets excluding separate account assets were $22,301,332 and $20,029,532, as filed in the 2020 and 2019 annual statement, respectively.

The amounts and percentages of the Company’s total admitted assets held in bonds and preferred stocks at December 31, 2020 by NAIC rating are as follows:

Bonds			Preferred stocks
		Percentage			Percentage
		of total			of total
NAIC Rating	Amount	Admitted	NAIC Rating	Amount	Admitted
NAIC-1	$7,527,099	33.8%	P/ RP-1	$55,700	0.2%
NAIC-2	7,529,621	33.8	P/ RP-2	165,034	0.7
NAIC-3	992,121	4.4	P/ RP-3		—
NAIC-4	141,170	0.6	P/ RP-4		—
NAIC-5	517	—	P/ RP-5		—
NAIC-6	1,580	—	P/ RP-6		—

The Company holds admitted assets in foreign investments of approximately $3,352,234 or 15.0% of total admitted assets.

The amounts and percentages of the Company’s total admitted assets held in foreign investments, at December 31, 2020 by NAIC rating were as follows:

		Percentage
		of total
		admitted
	Amount	assets
Countries rated NAIC-1	$3,307,853	14.8%
Countries rated NAIC-2	44,381	0.2
Countries rated NAIC-3 and below	—	—
	$3,352,234	15.0%

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2020

(In thousands of dollars)

The largest foreign investment exposures in a single country categorized by NAIC sovereign rating:

		Percentage
		of total
		admitted
	Amount	assets
Countries rated NAIC-1
Country: Cayman Islands	$1,870,941	8.4%
Country: United Kingdom	52,069	0.2
Countries rated NAIC-2
Country: Italy	22,927	0.1
Country: Mexico	21,454	0.1
Countries rated NAIC-3 or below
None	—	—

The ten largest nonsovereign (i.e., nongovernmental) foreign issues:

			Percentage
			of total
			admitted
Issuer	NAIC Rating	Amount	assets
British Telecom	1	$100,295	0.4%
Deutsche Telekom	1	87,356	0.4
HSBC Holdings PLC	1	84,610	0.4
Orange SA	1	45,585	0.2
Cooperative Rabobank	1	70,170	0.3
Barclays PLC	1	69,527	0.3
Barings	1	44,843	0.2
Carlyle	1	33,508	0.2
Lloyds Banking Group PLC	1	44,392	0.2
LCN European	1	20,228	0.1

The Company holds Canadian investments of approximately $131,008 or 0.6% of total admitted assets; therefore, detail is not provided.

The Company holds no assets with contractual sales restrictions; therefore, detail is not provided.

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2020

(In thousands of dollars)

The ten largest equity interests:

		Percentage
		of total
		admitted
Issuer	Amount	assets
ET Investment Holdings II LLC	$289,777	1.3%
MC Credit Fund II	156,339	0.7
FHLB	134,000	0.6
Angel Oak Real Estate	51,589	0.2
1543 Captial Management	47,636	0.2
VPC Investor Fund B	28,139	0.1
College Avenue	20,153	0.1
Carvana Auto Rec Trust	13,196	0.1
Cleveland Avenue F&B Partners	8,476	—
ISAIL LLC	6,928	—

The Company holds no assets in general partnership interests; therefore, detail is not provided.

The Company holds mortgage loans of approximately $1,884,324 or 8.5% of total admitted assets; Information regarding the Company’s ten largest aggregate mortgage interests at December 31, 2020 is as follows:

			Percent of
			total admitted
Borrower	Type	Amount	assets
RLIF Pine Hill SPE LLC	Commercial	$52,200	0.2%
Pappas Union City No 2, L.P.	Commercial	41,385	0.2
T Square Apartments, LLC	Commercial	41,600	0.2
EAB DMM 5, LLC	Commercial	42,000	0.2
ERY North Tower	Commercial	41,074	0.2
8500 Harwood	Commercial	34,087	0.2
Chandler Stronebridge, LP	Commercial	34,000	0.2
Rescore Westgate, LLC	Commercial	48,000	0.2
CH Realty	Commercial	42,472	0.2
WFI UK, LLC	Commercial	33,900	0.2
Cityplace Corporate Centre III

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2020

(In thousands of dollars)

Aggregate mortgage loans have the following loan-to-value ratios as determined from the most recent appraisal as of the audited statement date:

Loan-value	Residential		Commercial		Agricultural
Above 95%	$2,846	—%	$—	—%	$—	—%
91% to 95%	659	—	—		—	—
81% to 90%	36,360	0.2	11,760	0.1	—	—
71% to 80%	97,699	0.4	162,507	0.7	—	—
Below 70%	90,667	0.4	1,481,826	6.7	—	—

The Company holds no investments in real estate; therefore detail is not provided.

The Company holds investments in mezzanine real estate loans of $72,458 or less than 0.4% of total admitted assets; therefore, detail is not provided.

Amounts and percentage of the Company’s total admitted assets subject to the following types of agreements:

Percentage
	December 31,	of total	At end of each quarter (unaudited)
	2020	admitted	1st Qtr	2nd Qtr	3rd Qtr
	amount	assets	amount	amount	amount
Reverse repurchase agreements	$556,360	2.5%	$655,495	713,495	655,384

The amounts and percentages of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for swaps and forwards are as follows:

Owned
Percentage
		of total	At end of each quarter (unaudited)
		admitted	1st Qtr	2nd Qtr	3rd Qtr
Swaps and forwards	Amount	assets	amount	amount	amount
Hedging	$4,000	—%	$4,473	4,218	4,119
Replications	—	—	—	—	—
Other	—	—	—	—	—

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2020

(In thousands of dollars)

The amounts and percentages of potential exposure (defined as the amount determined in accordance with the NAIC Annual statement Instructions) for futures are as follows:

Owned
Percentage
		of total	At end of each quarter (unaudited)
		admitted	1st Qtr	2nd Qtr	3rd Qtr
Futures	Amount	assets	amount	amount	amount
Other	$—	—%	$—	—	—

EQUITRUST LIFE INSURANCE COMPANY

Reinsurance Risk Interrogatories

December 31, 2020

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.             Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:	N/A

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☐ No ☐ N/A ☒

2.             Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:	N/A

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

EQUITRUST LIFE INSURANCE COMPANY

Reinsurance Risk Interrogatories

December 31, 2020

Yes ☐ No ☐ N/A ☒

3.              Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)               Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)               Provisions that permit settlements to be made less frequently than quarterly;

(c)          Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)         The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes ☐ No ☒

4.              Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A- 791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Has the insured
event(s)
triggering
contract
coverage been
Type of contract:	Response:	Identify reinsurance contract(s):	recognized?
Assumption reinsurance – new for the reporting period	Yes ☐ No ☒	N/A	N/A

Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☐ No ☒	N/A	Yes ☐ No ☐ N/A ☒

EQUITRUST LIFE INSURANCE COMPANY

Reinsurance Risk Interrogatories

December 31, 2020

5.             Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)         Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☐ N/A ☒

(b)         Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☐ N/A ☒

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below: